            As filed with the Securities and Exchange Commission on May 2, 2000.
                                                      Registration No. 333-71341

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM S-5
                        Post-Effective Amendment No. 1

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2

                            SEPARATE ACCOUNT IPL-1
                             (Exact name of trust)

                   INVESTORS PARTNER LIFE INSURANCE COMPANY
                              (Name of depositor)

                              JOHN HANCOCK PLACE
                             200 CLARENDON STREET
                          BOSTON, MASSACHUSETTS 02117
         (Complete address of depositor's principal executive offices)

                            RONALD J. BOCAGE, ESQ.
                  JOHN HANCOCK LIFE INSURANCE COMPANY
                             200 CLARENDON STREET
                          BOSTON, MASSACHUSETTS 02117
               (Name and complete address of agent for service)
                                   Copy to:
                           THOMAS C. LAUERMAN, ESQ.
                        FREEDMAN, LEVY, KROLL & SIMONDS
                         1050 CONNECTICUT AVENUE, N.W.
                            WASHINGTON, D.C. 20036

Title of securities being required interests under flexible preminm variable life insurance policies.

It is proposed that this filing become effective (check appropriate box)

[X]  immediately upon filing pursuant to paragraph (b) of Rule 485
[_]  on May 1, 2000 pursuant to paragraph (b) of Rule 485
[_]  60 days after filing pursuant to paragraph (a)(1) of Rule 485
[_]  on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate check the following box

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Pursuant to Rule 24f-2, Registrant has registered an indefinite amount of securities under the Securities Act of 1933.

                           PROSPECTUS DATED MAY 1, 2000

                         INVESTORS PARTNER VARIABLE LIFE

                a flexible premium variable life insurance policy
                                    issued by
                     INVESTORS PARTNER LIFE INSURANCE COMPANY
                                     ("IPL")


     The policy provides an investment option with fixed rates of return declared by IPL and the following variable investment options:

VARIABLE INVESTMENT OPTION                                    MANAGED BY
--------------------------                                    ----------
--------------------------------------------------------------------------------------------------------------
  Managed. . . . . . . . . . . . . . . . . . . . . . . . .    Independence Investment Associates, Inc.
  Growth & Income . . . . .                                   Independence Investment Associates, Inc.
  Fidelity VIP Contrafund(R). . . . . . . . . . . . . . . .   Fidelity Management and Research Company
  Equity Index . . . . . . .                                  State Street Global Advisors
  Large Cap Value . . . . .                                   T. Rowe Price Associates, Inc.
  V.A. Relative Value. . .                                    John Hancock Advisers, Inc.
  Large Cap Growth . . . . .                                  Independence Investment Associates, Inc.
  Fidelity VIP Growth. . .                                    Fidelity Management and Research Company
  MFS Growth. . . . . . . .                                   MFS Investment Management(R)
  AIM V.I. Value. . . . . .                                   A I M Advisors, Inc.
  V.A. Technology. . . . .                                    John Hancock Advisers, Inc.
  Mid Cap Value . . . . . .                                   Neuberger Berman, LLC
  Mid Cap Growth . . . . . .                                  Janus Capital Corporation
  Real Estate Equity . . . .                                  Independence Investment Associates, Inc.
  Small/Mid Cap CORE . . . .                                  Goldman Sachs Asset Management
  Small/Mid Cap Growth. . .                                   Wellington Management Company, LLP
  Small Cap Value . . . . .                                   INVESCO Management & Research, Inc.
  Small Cap Growth . . . . . . . . . . . . . . . . . . . . .  John Hancock Advisers, Inc.
  MFS New Discovery. . . .                                    MFS Investment Management(R)
  Global Balanced . . . . .                                   Brinson Partners, Inc.
  Templeton International Securities. . . . . . . . . . . .   Templeton Investment Counsel, Inc.
  International Equity Index . . . . . . . . . . . . . . . .  Independence International Associates, Inc.
  International Opportunities . . . . . . . . . . . . . . .   Rowe Price-Fleming International, Inc.
                                                              Morgan Stanley Dean Witter Investment
  Emerging Markets Equity .  . . . . . . . . . . . . . . . .   Management, Inc.
  Short-Term Bond . . . . .                                   Independence Investment Associates, Inc.
  Bond Index . . . . . . . .                                  Mellon Bond Associates, LLP
  Active Bond . . . . . . .  . . . . . . . . . . . . . . . .  John Hancock Advisers, Inc.
  Global Bond . . . . . . .  . . . . . . . . . . . . . . . .  J.P. Morgan Investment Management, Inc.
  High Yield Bond . . . . .                                   Wellington Management Company, LLP
  Money Market . . . . . . .                                  John Hancock Life Insurance Company
--------------------------------------------------------------------------------------------------------------

  The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of one or more of the following: the John Hancock Declaration Trust, the John Hancock Variable Series Trust I, the AIM Variable Insurance Funds, Inc., the Templeton Variable Products Series Fund, Fidelity's Variable Insurance Products Fund and Variable Insurance Products Fund II, and the MFS Variable Insurance Trust (together, "the Trusts"). In this prospectus, the investment options of the Trusts are referred to as
"funds".   In the prospectuses for the Trusts, the investment options may be referred to as "funds", "portfolios" or "series".

  Each Trust is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Trusts. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for each Trust. The Trust prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

                             * * * * * * * * * * * *

  Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             * * * * * * * * * * * *


                               IPL SERVICING OFFICE
                               --------------------

                Express Delivery                    U.S. Mail
                ----------------                    ---------
                 Department 5111                 Department 5111
                 P.O. Box 30000                  P.O. Box 30000
               99 Founders Plaza             Hartford, CT 06150-5111
            East Hartford, CT 06108


                             Phone: 1-877-619-4888

                              Fax: 1-877-329-4751

                             GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 20.

     . Behind the illustrations is a section called "Additional Information"
       that gives more details about the policy. It generally does not
                                                                   ---
       repeat information that is in the Basic Information section. A table of contents for the Additional Information section appears on page 25.

     . Behind the Additional Information section are the financial statements for IPL and Separate Account L. These start on page 38.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 64.

 After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the Trust prospectus begins.

                                    **********

 Please note that the Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                BASIC INFORMATION

  This part of the prospectus provides answers to commonly asked questions about the policy. Here are the page numbers where the questions and answers appear:

Question                                                    Beginning on page
--------
 .What is the policy?. . . . . . . . . . . . . . .                   5
 .Who owns the policy?. . . . . . . . . . . . . .                    5
 .How can I invest money in the policy?. . . . . .                   5
 .Is there a minimum amount I must invest?. . . .                    6
 .How will the value of my investment in the policy change           8
over time?. . . . . . . . . . . . . . . . . . . .
 .What charges will IPL deduct from my investment in the             8
policy?. . . . . . . . . . . . . . . . . . . . .
 .What charges will the Trusts deduct from my investment in         10
the policy?. . . . . . . . . . . . . . . . . . .
 .What other charges could IPL impose in the future?                12
 .How can I change my policy's investment allocations?              13
 .How can I access my investment in the policy?. .                  14
 .How much will IPL pay when the insured person dies?               15
 .How can I change my policy's insurance coverage?                  16
 .Can I cancel my policy after it's issued?. . . .                  17
 .Can I choose the form in which IPL pays out proceeds from         17
my policy?. . . . . . . . . . . . . . . . . . . .
 .To what extent can IPL vary the terms and conditions of
 its policies in
 particular cases?. . . . . . . . . . . . . . . .                  17
 .How will my policy be treated for income tax purposes?            18
 .How do I communicate with IPL?. . . . . . . . .                   18

 WHAT IS THE POLICY?

  The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary if the insured person dies (we call this the "death benefit") may be similarly affected.

  While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     . Borrow or withdraw amounts you have in the investment options

     . Change the beneficiary who will receive the death benefit

     . Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

 Most of these options are subject to limits that are explained later in this prospectus.

 WHO OWNS THE POLICY?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

 HOW CAN I INVEST MONEY IN THE POLICY?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the
                                         -----
specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Maximum premium payments

  Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. We'll monitor your premium payments and let you know if you're about to exceed this limit. More discussion of these tax law requirements begins on page
32. Also, we may refuse to accept any amount of an additional premium if:

     . that amount of premium would increase our insurance risk exposure, and

     . the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

 In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating.

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "Investors Partner Life Insurance Company." Premiums after the first must be sent to the IPL Servicing Office at the appropriate address shown on page 2 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or
              -------

     . if we agree to it, through a salary deduction plan with your employer.

 You can obtain information on these other methods of premium payment by contacting your IPL representative or by contacting the IPL Servicing Office.

 IS THERE A MINIMUM AMOUNT I MUST INVEST?

Planned Premiums

  The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. The premium reminder notice we send you is based on this amount. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and reinstatement" and "Guaranteed death benefit feature" below).

Lapse and reinstatement

  If the policy's surrender value is not sufficient to pay the charges and the guaranteed death benefit feature is not in effect, we will notify you of how much you will need to pay to keep the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, your policy will terminate (i.e., lapse). All coverage under the policy will then cease. Even if the policy terminates in this way, you can still reactivate (i.e., "reinstate") it within 3 years from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the insured person dies during the grace period, we reserve the right to deduct any unpaid monthly charges from the death benefit.

Guaranteed death benefit feature

  This feature is available only if the insured person meets certain underwriting requirements. The feature guarantees that your policy will not lapse, regardless of adverse investment performance, if the amount of cumulative premiums you have paid (less all withdrawals and outstanding loans taken from the policy) equals or exceeds a defined minimum as of the date the calculation is made. The calculation will be made on each monthly deduction date. ("Monthly deduction date" is defined on page 28.) The defined minimum is the "Guaranteed Death Benefit Premium" or "GDB Premium" applicable on the date in question multiplied by the number of monthly deduction dates since the policy's date of issue. There are three types of GDB Premium:

     . one that will maintain no-lapse status until the end of the fifth policy year;

     . another that will maintain no-lapse status until the policy anniversary nearest the insured person's 75th birthday (this applies only if the insured person is attained age 70 or less when the policy is issued); and

     . a third that will maintain no-lapse status until the policy anniversary nearest the insured person's 100th birthday.

  The second GDB Premium is higher than the first and the third is higher still. However, no GDB Premium will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. Also, the GDB Premiums may change in the event of any change in the face amount of the policy or any change in the death benefit option (see "How much will IPL pay when the insured person dies?" on page 15).

  Each time we test to see if this feature is still in effect, we will use the lowest of the GDB Premiums that is still in effect.

  If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

 HOW WILL THE VALUE OF MY INVESTMENT IN THE POLICY CHANGE OVER TIME?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the 20th day after your policy becomes effective. (See "How we process certain policy transactions" beginning on page 28.)

  Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of the Trust and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will IPL deduct from my investment in the policy?" below.

  The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. The current declared rate will also appear in the annual statement we will send you. Amounts you invest in the fixed investment option will not be
                                                                         ---
subject to the mortality and expense risk charge described on page 9. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

  At any time, the "account value" of your policy is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all withdrawals you have made.

 If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed on page 14.

 WHAT CHARGES WILL IPL DEDUCT FROM MY INVESTMENT IN THE POLICY?

Deductions from premium payments

 . Premium and DAC tax charge - A charge to cover state premium taxes we
 ----------------------------
  currently expect to pay, on average, and the increased Federal income tax burden that we currently expect will result from receipt of premiums. This charge is currently 3.55% of each premium.

 . Sales and administrative charge - A charge to help defray our sales and
 ---------------------------------
  administrative costs. The charge is 2% of a certain portion of the premium you pay in the first nine policy years. The portion of each year's premium that is subject to the charge is called the "Target Premium". It's determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy. We will stop making this charge on premiums received after the 9th policy year.

Deductions from account value

 . Sales and administrative charge - A monthly charge to help defray our
 ---------------------------------
  sales and administrative costs. This charge has two parts: (1) a flat dollar charge of up to $10 (currently $6) deducted in each policy year and
  (2) a charge based on the amount of insurance and the insured person's attained age on the policy's date of issue deducted only during the first seven policy years. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.) This charge will appear in the "Policy Specifications" section of the policy.

 . Insurance charge - A monthly charge for the cost of insurance. To
 ------------------
  determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance
                                                -------
  rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the face amount of insurance and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person's attained age increases.

 . Extra mortality charge - A monthly charge specified in your policy for
 ------------------------
  additional mortality risk if the insured person is subject to certain types of special insurance risk.

 . M &E charge - A monthly charge for mortality and expense risks we assume.
 -------------
  The current charge is .05815% of that portion of your account value allocated to variable investment options for policy years 1 - 15 and
               --------
  .02497% thereafter. These percentages equate to effective annual rates of .70% and .30%, respectively. This charge does not apply to the fixed investment option. The reduction after 15 years has not occurred yet under any policy, since no policy has yet been outstanding for 15 years. We guarantee that this charge will never exceed the following percentages of that portion of your account value allocated to variable investment options: .07469% for policy years 1 -15 and .04157% thereafter. These percentages equate to effective annual rates of .90% and .50%, respectively.

 . Optional benefits charge - Monthly charges for any optional insurance
 --------------------------
  benefits added to the policy by means of a rider. We currently offer a number of optional riders, such as disability waiver of charges and disability payment of premium.

 . Surrender charge - A charge we deduct if the policy lapses or is
 ------------------
  surrendered prematurely or if there is a decrease in the face amount. We deduct this "surrender charge" to compensate us for expenses that we would otherwise not recover in the event of early lapse or surrender. The charge is a percentage of that portion of the current Target Premium that is not attributable to optional benefit riders. ("Target Premium" is described above under "Deductions from premium payments.") The percentage is higher in the early years and decreases to zero as shown in the following table:

  FOR SURRENDERS OR LAPSES DURING PERCENTAGE
  ------------------------------------------

  Policy year 1                 100%

  Policy year 2                 100%

  Policy year 3                 90%

  Policy year 4                 80%

  Policy year 5                 70%

  Policy year 6                 60%

  Policy year 7                 50%

  Policy year 8                 35%

  Policy year 9                 20%

  Policy year 10 and later      0%

  The above table applies if the insured person is less than attained age 66 at issue. For older issue ages, the percentage decreases to zero in fewer than 9 policy years. Because the surrender charge is computed with reference to "Target Premiums", it will be the same regardless of how much premiums have been paid.

 . Partial withdrawal charge - A charge for each partial withdrawal of
 ---------------------------
  account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

 WHAT CHARGES WILL THE TRUSTS DEDUCT FROM MY INVESTMENT IN THE POLICY?

  The Trusts must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

  The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 1999, except as indicated in the Notes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.


                                          Investment  Distribution and  Other Operating  Total Fund   Other Operating
                                          Management      Service        Expenses With   Operating     Expenses Absent
Fund Name                                     Fee       (12b-1) Fees     Reimbursement    Expenses      Reimbursement
---------                                 ----------  ----------------  ---------------  ----------  ------------------
JOHN HANCOCK VARIABLE SERIES TRUST I
 (NOTE 1):
Managed . . . . . . . . . . . . . . . .     0.32%           N/A              0.03%         0.35%           0.03%
Growth & Income . . . . . . . . . . . .     0.25%           N/A              0.03%         0.28%           0.03%
Equity Index  . . . . . . . . . . . . .     0.14%           N/A              0.00%         0.14%           0.08%
Large Cap Value . . . . . . . . . . . .     0.74%           N/A              0.10%         0.84%           0.11%
Large Cap Growth  . . . . . . . . . . .     0.36%           N/A              0.03%         0.39%           0.03%
Mid Cap Value . . . . . . . . . . . . .     0.80%           N/A              0.10%         0.90%           0.12%
Mid Cap Growth  . . . . . . . . . . . .     0.82%           N/A              0.10%         0.92%           0.11%
Real Estate Equity  . . . . . . . . . .     0.60%           N/A              0.10%         0.70%           0.10%
Small/Mid Cap CORE  . . . . . . . . . .     0.80%           N/A              0.10%         0.90%           0.66%
Small/Mid Cap Growth  . . . . . . . . .     0.75%           N/A              0.10%         0.85%           0.10%
Small Cap Value . . . . . . . . . . . .     0.80%           N/A              0.10%         0.90%           0.16%
Small Cap Growth  . . . . . . . . . . .     0.75%           N/A              0.10%         0.85%           0.14%
Global Balanced * . . . . . . . . . . .     0.85%           N/A              0.10%         0.95%           0.46%
International Equity Index  . . . . . .     0.16%           N/A              0.10%         0.26%           0.22%
International Opportunities . . . . . .     0.87%           N/A              0.10%         0.97%           0.29%
Emerging Markets Equity . . . . . . . .     1.27%           N/A              0.10%         1.37%           2.17%
Short-Term Bond . . . . . . . . . . . .     0.30%           N/A              0.10%         0.40%           0.13%
Bond Index  . . . . . . . . . . . . . .     0.15%           N/A              0.10%         0.25%           0.20%
Active Bond * . . . . . . . . . . . . .     0.25%           N/A              0.03%         0.28%           0.03%
Global Bond . . . . . . . . . . . . . .     0.69%           N/A              0.10%         0.79%           0.15%
High Yield Bond . . . . . . . . . . . .     0.65%           N/A              0.10%         0.75%           0.39%
Money Market  . . . . . . . . . . . . .     0.25%           N/A              0.06%         0.31%           0.31%

JOHN HANCOCK DECLARATION TRUST   (NOTE
 2):
V.A. Relative Value . . . . . . . . . .
V.A. Technology . . . . . . . . . . . .

AIM VARIABLE INSURANCE FUNDS, INC.:
AIM V.I. Value  . . . . . . . . . . . .     0.61%           N/A              0.15%         0.76%           0.15%

VARIABLE INSURANCE PRODUCTS FUND -
 SERVICE CLASS (NOTE 3):
Fidelity VIP Growth . . . . . . . . . .     0.58%          0.10%             0.07%         0.75%           0.09%

VARIABLE INSURANCE PRODUCTS FUND II -
 SERVICE CLASS  (NOTE 3):
Fidelity VIP Contrafund(R)  . . . . . .     0.58%          0.10%             0.07%         0.75%           0.10%

FRANKLIN TEMPLETON VARIABLE INSURANCE
 PRODUCTS TRUST - CLASS 2 SHARES (NOTE
 4):
Templeton International Securities  . .     0.69%          0.25%             0.19%         1.13%           0.19%

MFS VARIABLE INSURANCE TRUST
    (NOTE 5):
MFS Growth. . . . . . . . . . . . . . .
MFS New Discovery . . . . . . . . . . .     0.90%           N/A              0.17%         1.07%           1.59%

NOTES TO FUND EXPENSE TABLE
  (1) John Hancock Variable Series Trust I funds' percentages reflect management fees and other fund expenses based on the allocation methodology and expense reimbursement policy adopted April 23, 1999.
     Under the policy, John Hancock Life Insurance Company voluntarily reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index).

    * Global Balanced was formerly "International Balanced" and Active Bond
    was formerly "Sovereign    Bond".

   (2) John Hancock Declaration Trust funds' percentages reflect the investment management fees currently payable and other fund expenses allocated in 1999. John Hancock Advisers, Inc., has agreed to limit temporarily other expenses of each fund to 0.25% of the fund's average daily assets. Percentages for the V.A. Technology Fund are estimates for this fiscal year because the fund was not in operation prior to the date of this prospectus.

  (3) A portion of the brokerage commissions that certain of the Fidelity VIP funds pay was used to reduce fund expenses. In addition, through arrangements with certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. Without these reductions, the operating expenses of the funds would have been higher, as shown in the last column of this table.

  (4) On February 8, 2000, shareholders of each fund approved a merger and reorganization that combined the Templeton International Equity Fund with the Templeton International Securities Fund, effective May 1, 2000. Shareholders of the Templeton International Securities Fund had approved new management fees, which apply to the combined funds effective May 1, 2000. The table shows restated total expenses for the fund based on the new fees and the assets, as of December 31, 1999, of the Templeton International Securities Fund. However, if the table reflected both the new fees and the combined assets of the Templeton International Equity Fund and the Templeton International Securities Fund, the estimated expenses for the two funds combined after May 1, 2000 would be:
    Management Fees 0.65%, Distribution and Service Fees 0.25%, Other Expenses 0.20%, and Total Fund Operating Expenses 1.10%.

  (5) MFS Variable Insurance Trust funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent.
     Each fund may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the fund. MFS Investment Management(R) (also doing business as Massachusetts Financial Services Company) has contractually agreed to bear expense for the Growth and New Discovery Funds, subject to reimbursement by the fund, such that each such fund's "other fund expenses" shall not exceed 0.15% of the average daily net assets of the fund during the current fiscal year.


 WHAT OTHER CHARGES COULD IPL IMPOSE IN THE FUTURE?

  Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, additional income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  We also reserve the right to increase the "premium and DAC tax charge" in order to correspond with changes in the state premium tax levels and with changes in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

  We will never impose any charge for the first 12 account value transfers in any policy year, but we reserve the right to impose a charge of up to $25 for any additional transfers. However, we will never impose a charge if you elect to transfer all of your existing account value to the fixed investment option at any time during the first two policy years.

 HOW CAN I CHANGE MY POLICY'S INVESTMENT ALLOCATIONS?

Future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. Also, the percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

  You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount.

  You can make transfers out of any variable investment option anytime you wish,
                                    --------
but transfers out of the fixed investment option are currently subject to the
                         -----
following restrictions:

 . You can only make such a transfer once in each policy year.

 . The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

 We reserve the right to impose restrictions on any transfer into the fixed investment option after the second policy year.

Dollar cost averaging

  This is a program of automatic monthly transfers out of the Money Market investment option into up to twenty-nine of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

Rebalancing

  This is a program that automatically re-sets the percentage of your account value allocated to the variable investment options. Over time, the variations in the investment results for each variable investment option you've elected will shift the percentage allocations among them. The rebalancing program will periodically transfer your account value among the variable investment options to reestablish the preset percentages you have chosen. Rebalancing would usually result in transferring amounts from a variable investment option with relatively higher investment performance since the last rebalancing to one with relatively lower investment performance. However, rebalancing can also result in transfering amounts from a variable investment option with relatively lower current investment performance to one with relatively higher current investment performance. Rebalancing and dollar cost averaging cannot be in effect at the same time.

 HOW CAN I ACCESS MY INVESTMENT IN THE POLICY?

Full surrender

  You may surrender your policy in full at any time. If you do, we will pay you the account value, less any policy loans and less any surrender charge that then applies. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

  You may make a partial withdrawal of your surrender value at any time. Each partial withdrawal must be at least $500. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Unless you designate otherwise, each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page
9). Under the Option A death benefit, the reduction of your account value occasioned by a partial withdrawal could cause the minimum insurance amount to become less than your face amount of insurance (see "How much will IPL pay when the insured person dies?" on page 15). If that happens, we will automatically reduce your face amount of insurance. The calculation of that reduction is explained in the policy. If such a face amount reduction would cause your policy to fail the Code's definition of life insurance, we will not permit the partial withdrawal.

Policy loans

  You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. However, you can't borrow from your policy during a "grace period" (see "Lapse and reinstatement" on page
7). The maximum amount you can borrow is determined as follows:

     . We first determine the surrender value of your policy.

     . We then subtract an amount equal to 12 times the monthly charges then being deducted from account value.

     . We then multiply the resulting amount by the ratio of 1 plus the interest rate credited to the special loan account (see below) divided by 1 plus the interest rate charged on the loan.

  The minimum amount of each loan is $300. The interest charged on any loan is an effective annual rate of 4.0% in all policy years. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the proportions you designate (or, in the absence of such a designation, in the same proportion as the account value is then allocated among them) and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 3.0% in the first 9 policy years and at an effective annual rate of 4.0% after that. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

 You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the proportions you designate (or, in the absence of such a designation, in the same way a new premium payment would be allocated).

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

 HOW MUCH WILL IPL PAY WHEN THE INSURED PERSON DIES?

  In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "face amount" of insurance. In the policy, this may also be referred to as the "Sum Insured."

  When the insured person dies, we will pay the death benefit minus any outstanding loans. There are 2 ways of calculating the death benefit. You choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the face amount or (2) the minimum insurance amount (as defined below).

     . Option B - The death benefit will equal the greater of (1) the face amount plus your policy's account value on the date of death, or (2) the minimum insurance amount.

  For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

The minimum insurance amount

  In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. We compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "corridor factor" applicable on that date. The corridor factors are derived by applying the "guideline premium and cash value corridor test" of the Internal Revenue Code. The corridor factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age
95. A table showing the factor for each age will appear in the policy.

When the insured person reaches 100

  On the policy anniversary nearest the insured person's 100th birthday, the death benefit will become equal to the account value on the date of death. Death benefit Options A and B (as described above) will cease to apply. Also, we will stop deducting any monthly charges (other than the M&E charge) and will stop accepting any premium payments.

 HOW CAN I CHANGE MY POLICY'S INSURANCE COVERAGE?

Increase in coverage

  After the first policy year, you may request an increase in the face amount of insurance coverage. Each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured person still meets our requirements for issuing insurance coverage. In many respects, we treat an increase in face amount as if it were the issuance of a new policy. Different cost of insurance rates may apply to different increments of face amount under your policy. As to when an approved increase would take effect, see "Effective date of other policy transactions" on page 30.

Decrease in coverage

  After the first policy year, you may request a reduction in the face amount of insurance coverage, but only if:

     . your account value exceeds any surrender charge associated with the reduction,

     . the remaining face amount will be at least $100,000, and

     . the remaining face amount will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

  At the time of any reduction in face amount (other than one resulting from a partial withdrawal as explained on page 14), we will deduct the surrender charge associated with the reduction from your account value. As to when an approved decrease would take effect, see "Effective date of other policy transactions" on page 30.

Change of death benefit option

  At any time, you may change your coverage from death benefit Option A to Option B or vice-versa. However, if you change from Option A to Option B, we will require evidence that the insured person still meets our requirements for issuing coverage. This is because such a change increases our insurance risk exposure.

Tax consequences

  Please read "Tax considerations" starting on page 32 to learn about possible tax consequences of changing your insurance coverage under the policy.

 CAN I CANCEL MY POLICY AFTER IT'S ISSUED?

  You have the right to cancel your policy within 10 days (or longer in some states) after you receive it. This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to:

     . IPL at one of the addresses shown on page 2, or

     . the IPL representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by IPL or the Trust prior to that date. The date of cancellation will be the date we receive the policy.

 CAN I CHOOSE THE FORM IN WHICH IPL PAYS OUT PROCEEDS FROM MY POLICY?

Choosing a payment option

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to provide fixed income payments for a fixed period of time that you select. Other payment options may be made available in the future. You should check with us at the time you make the election. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

 TO WHAT EXTENT CAN IPL VARY THE TERMS AND CONDITIONS OF ITS POLICIES IN PARTICULAR CASES?

  Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

  Insurance laws and regulations apply to IPL in every state in which its policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

  We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 31. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

 HOW WILL MY POLICY BE TREATED FOR INCOME TAX PURPOSES?

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

  For further information about the tax consequences of owning a policy, please read "Tax considerations" beginning of page 32.

 HOW DO I COMMUNICATE WITH IPL?

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the IPL Servicing Office at the appropriate address shown on page 2.

  Certain requests must be made in writing and be signed and dated by you. They include the following:

     . loans, surrenders or partial withdrawals

     . transfers of account value among investment options

     . change of allocation among investment options for new premium payments

     . change of death benefit option

     . increase or decrease in face amount

     . change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone transaction privilege

 You should mail or express these requests to the IPL Servicing Office at the appropriate address shown on page 2. You should also send notice of the insured person's death and related documentation to the IPL Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that must be used for a number of the requests mentioned above. You can obtain these forms from the IPL Servicing Office or your IPL representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-877-619-4888 or by faxing us at 1-877-329-4751. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

       ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for a specified issue age, premium payment schedule and face amount. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant gross annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After the deduction of average fees and expenses at the Trust level (as described below), the corresponding net annual rates would be -.73%, 5.23% and 11.18%, respectively. Investment return reflects investment income and all realized and unrealized capital gains and losses. The tables assume annual Planned Premiums that are paid at the beginning of each policy year for an insured person who is a 45 year old male standard non-smoker underwriting risk when the policy is issued.

  Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by IPL will apply in each year illustrated, including the reduction in the M&E charge after the 15th policy year. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making.

  With respect to fees and expenses deducted from Trust assets, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .63%, and (2) an assumed average asset charge for all other Trust operating expenses equivalent to an effective annual rate of .10%. These rates are the arithmetic average for all funds of the Trust. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust operating expenses reflects reimbursements to certain funds as described in the footnotes to the table beginning on page 10. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured person's issue age, sex and underwriting risk classification, and the face amount and annual Planned Premium amount requested.

DEATH BENEFIT OPTION A: LEVEL DEATH BENEFIT
ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 45, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $500,000
$6,000 PLANNED PREMIUM*


                                  Death Benefit                   Account Value                  Surrender Value
                         -------------------------------  ------------------------------  ------------------------------
            Premiums       Assuming Hypothetical Gross     Assuming Hypothetical Gross     Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of:     Annual Investment Return of:    Annual Investment Return of:
Policy   At 5% Interest  -------------------------------  ------------------------------  ------------------------------
 Year       Per Year     0% Gross  6% Gross   12% Gross   0% Gross  6% Gross  12% Gross   0% Gross  6% Gross   12% Gross
------   --------------  --------  ---------  ----------  --------  --------  ----------  --------  --------  ------------
   1        $  6,300     $500,000  $500,000   $  500,000  $ 4,402   $  4,699  $    4,997  $     0   $      0   $        0
   2          12,915      500,000   500,000      500,000    8,603      9,468      10,369    2,603      3,468        4,369
   3          19,861      500,000   500,000      500,000   12,607     14,311      16,157    7,207      8,911       10,757
   4          27,154      500,000   500,000      500,000   16,392     19,208      22,381   11,592     14,408       17,581
   5          34,811      500,000   500,000      500,000   19,953     24,153      29,082   15,753     19,953       24,882
   6          42,852      500,000   500,000      500,000   23,284     29,142      36,303   19,684     25,542       32,703
   7          51,295      500,000   500,000      500,000   26,366     34,156      44,083   23,366     31,156       41,083
   8          60,159      500,000   500,000      500,000   29,174     39,171      52,459   27,074     37,071       50,359
   9          69,467      500,000   500,000      500,000   31,705     44,182      61,494   30,505     42,982       60,294
  10          79,241      500,000   500,000      500,000   34,464     49,714      71,813   34,464     49,714       71,813
  11          89,503      500,000   500,000      500,000   36,899     55,230      82,977   36,899     55,230       82,977
  12         100,278      500,000   500,000      500,000   39,170     60,885      95,240   39,170     60,885       95,240
  13         111,592      500,000   500,000      500,000   41,292     66,705     108,743   41,292     66,705      108,743
  14         123,471      500,000   500,000      500,000   43,299     72,730     123,662   43,299     72,730      123,662
  15         135,945      500,000   500,000      500,000   45,235     79,015     140,196   45,235     79,015      140,196
  16         149,042      500,000   500,000      500,000   47,339     85,964     159,208   47,339     85,964      159,208
  17         162,794      500,000   500,000      500,000   49,114     93,005     180,177   49,114     93,005      180,177
  18         177,234      500,000   500,000      500,000   50,548    100,137     203,354   50,548    100,137      203,354
  19         192,396      500,000   500,000      500,000   51,615    107,352     229,018   51,615    107,352      229,018
  20         208,316      500,000   500,000      500,000   52,297    114,646     257,494   52,297    114,646      257,494
  25         225,031      500,000   500,000      525,714   48,123    151,425     457,143   48,123    151,425      457,143
  30         242,583      500,000   500,000      835,001   24,170    185,269     795,239   24,170    185,269      795,239
  35         261,012           **   500,000    1,425,926       **    208,436   1,358,025       **    208,436    1,358,025
  40         280,363           **   500,000    2,392,195       **    202,664   2,278,281       **    202,664    2,278,281
  45         300,681           **   500,000    3,947,891       **    110,489   3,759,896       **    110,489    3,759,896




---------
 * The amount shown is equal to the Target Premium for the basic policy. If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION A: LEVEL DEATH BENEFIT
ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 45, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $500,000
$6,000 PLANNED PREMIUM*


                                  Death Benefit                   Account Value                  Surrender Value
                         -------------------------------  ------------------------------  ------------------------------
            Premiums       Assuming Hypothetical Gross     Assuming Hypothetical Gross     Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of:     Annual Investment Return of:    Annual Investment Return of:
Policy   At 5% Interest  -------------------------------  ------------------------------  ------------------------------
 Year       Per Year     0% Gross  6% Gross   12% Gross   0% Gross  6% Gross  12% Gross   0% Gross  6% Gross   12% Gross
------   --------------  --------  ---------  ----------  --------  --------  ----------  --------  --------  ------------
   1        $  6,300     $500,000  $500,000   $  500,000  $ 3,415   $ 3,681   $    3,948  $     0   $     0    $        0
   2          12,915      500,000   500,000      500,000    6,648     7,390        8,165      648     1,390         2,165
   3          19,861      500,000   500,000      500,000    9,700    11,128       12,680    4,300     5,728         7,280
   4          27,154      500,000   500,000      500,000   12,565    14,887       17,517    7,765    10,087        12,717
   5          34,811      500,000   500,000      500,000   15,228    18,653       22,693   11,028    14,453        18,493
   6          42,852      500,000   500,000      500,000   17,683    22,417       28,238   14,083    18,817        24,638
   7          51,295      500,000   500,000      500,000   19,899    26,147       34,160   16,899    23,147        31,160
   8          60,159      500,000   500,000      500,000   21,848    29,811       40,469   19,748    27,711        38,369
   9          69,467      500,000   500,000      500,000   23,511    33,384       47,193   22,311    32,184        45,993
  10          79,241      500,000   500,000      500,000   25,379    37,376       54,910   25,379    37,376        54,910
  11          89,503      500,000   500,000      500,000   26,889    41,224       63,136   26,889    41,224        63,136
  12         100,278      500,000   500,000      500,000   28,004    44,890       71,901   28,004    44,890        71,901
  13         111,592      500,000   500,000      500,000   28,709    48,347       81,258   28,709    48,347        81,258
  14         123,471      500,000   500,000      500,000   28,968    51,552       91,255   28,968    51,552        91,255
  15         135,945      500,000   500,000      500,000   28,734    54,448      101,939   28,734    54,448       101,939
  16         149,042      500,000   500,000      500,000   28,077    57,211      113,829   28,077    57,211       113,829
  17         162,794      500,000   500,000      500,000   26,802    59,545      126,622   26,802    59,545       126,622
  18         177,234      500,000   500,000      500,000   24,818    61,348      140,395   24,818    61,348       140,395
  19         192,396      500,000   500,000      500,000   22,016    62,495      155,231   22,016    62,495       155,231
  20         208,316      500,000   500,000      500,000   18,272    62,845      171,238   18,272    62,845       171,238
  25         225,031      500,000   500,000      500,000        -    47,110      275,634        -    47,110       275,634
  30         242,583      500,000   500,000      500,000        -         -      455,626        -         -       455,626
  35         261,012           **        **      817,991       **        **      779,039       **        **       779,039
  40         280,363           **        **    1,355,117       **        **    1,290,588       **        **     1,290,588
  45         300,681           **        **    2,178,751       **        **    2,075,001       **        **     2,075,001




---------
 * The amount shown is equal to the Target Premium for the basic policy. If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION B: VARIABLE DEATH BENEFIT
ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 45, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $500,000
$6,000 PLANNED PREMIUM*



                                  Death Benefit                   Account Value                  Surrender Value
                         -------------------------------  ------------------------------  ------------------------------
            Premiums       Assuming Hypothetical Gross     Assuming Hypothetical Gross     Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of:     Annual Investment Return of:    Annual Investment Return of:
Policy   At 5% Interest  -------------------------------  ------------------------------  ------------------------------
 Year       Per Year     0% Gross  6% Gross   12% Gross   0% Gross  6% Gross  12% Gross   0% Gross  6% Gross   12% Gross
------   --------------  --------  ---------  ----------  --------  --------  ----------  --------  --------  ------------
   1        $  6,300     $504,395  $504,692   $  504,989  $ 4,395   $  4,692  $    4,989  $     0   $      0   $        0
   2          12,915      508,580   509,443      510,341    8,580      9,443      10,341    2,580      3,443        4,341
   3          19,861      512,557   514,254      516,092   12,557     14,254      16,092    7,157      8,854       10,692
   4          27,154      516,303   519,102      522,255   16,303     19,102      22,255   11,503     14,302       17,455
   5          34,811      519,808   523,973      528,860   19,808     23,973      28,860   15,608     19,773       24,660
   6          42,852      523,064   528,859      535,940   23,064     28,859      35,940   19,464     25,259       32,340
   7          51,295      526,051   533,733      543,520   26,051     33,733      43,520   23,051     30,733       40,520
   8          60,159      528,739   538,563      551,617   28,739     38,563      51,617   26,639     36,463       49,517
   9          69,467      531,123   543,335      560,272   31,123     43,335      60,272   29,923     42,135       59,072
  10          79,241      533,701   548,561      570,079   33,701     48,561      70,079   33,701     48,561       70,079
  11          89,503      535,921   553,690      580,563   35,921     53,690      80,563   35,921     53,690       80,563
  12         100,278      537,953   558,888      591,972   37,953     58,888      91,972   37,953     58,888       91,972
  13         111,592      539,813   564,172      604,416   39,813     64,172     104,416   39,813     64,172      104,416
  14         123,471      541,539   569,583      618,041   41,539     69,583     118,041   41,539     69,583      118,041
  15         135,945      543,179   575,173      633,018   43,179     75,173     133,018   43,179     75,173      133,018
  16         149,042      544,967   581,331      650,143   44,967     81,331     150,143   44,967     81,331      150,143
  17         162,794      546,380   587,424      668,746   46,380     87,424     168,746   46,380     87,424      168,746
  18         177,234      547,403   593,427      688,967   47,403     93,427     188,967   47,403     93,427      188,967
  19         192,396      548,011   599,309      710,951   48,011     99,309     210,951   48,011     99,309      210,951
  20         208,316      548,182   605,036      734,863   48,182    105,036     234,863   48,182    105,036      234,863
  25         225,031      540,671   628,911      889,148   40,671    128,911     389,148   40,671    128,911      389,148
  30         242,583      512,836   635,473    1,120,051   12,836    135,473     620,051   12,836    135,473      620,051
  35         261,012           **   604,595    1,461,471       **    104,595     961,471       **    104,595      961,471
  40         280,363           **   500,732    1,958,707       **        732   1,458,707       **        732    1,458,707
  45         300,681           **        **    2,668,649       **         **   2,168,649       **         **    2,168,649



---------
 * The amount shown is equal to the Target Premium for the basic policy. If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION B: VARIABLE DEATH BENEFIT
ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 45, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $500,000
$6,000 PLANNED PREMIUM*


                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1        $  6,300     $503,401  $503,666  $503,931   $ 3,401   $ 3,666   $  3,931   $     0   $     0    $      0
   2          12,915      506,606   507,343   508,113     6,606     7,343      8,113       606     1,343       2,113
   3          19,861      509,617   511,032   512,570     9,617    11,032     12,570     4,217     5,632       7,170
   4          27,154      512,425   514,719   517,316    12,425    14,719     17,316     7,625     9,919      12,516
   5          34,811      515,015   518,387   522,363    15,015    18,387     22,363    10,815    14,187      18,163
   6          42,852      517,380   522,023   527,729    17,380    22,023     27,729    13,780    18,423      24,129
   7          51,295      519,487   525,588   533,408    19,487    25,588     33,408    16,487    22,588      30,408
   8          60,159      521,305   529,043   539,394    21,305    29,043     39,394    19,205    26,943      37,294
   9          69,467      522,815   532,359   545,693    22,815    32,359     45,693    21,615    31,159      44,493
  10          79,241      524,503   536,028   552,856    24,503    36,028     52,856    24,503    36,028      52,856
  11          89,503      525,801   539,482   560,364    25,801    39,482     60,364    25,801    39,482      60,364
  12         100,278      526,676   542,668   568,207    26,676    42,668     68,207    26,676    42,668      68,207
  13         111,592      527,109   545,549   576,396    27,109    45,549     76,396    27,109    45,549      76,396
  14         123,471      527,066   548,071   584,920    27,066    48,071     84,920    27,066    48,071      84,920
  15         135,945      526,502   550,161   593,757    26,502    50,161     93,757    26,502    50,161      93,757
  16         149,042      525,481   551,962   603,300    25,481    51,962    103,300    25,481    51,962     103,300
  17         162,794      523,818   553,173   613,162    23,818    53,173    113,162    23,818    53,173     113,162
  18         177,234      521,433   553,674   623,282    21,433    53,674    123,282    21,433    53,674     123,282
  19         192,396      518,227   553,321   633,573    18,227    53,321    133,573    18,227    53,321     133,573
  20         208,316      514,098   551,958   643,933    14,098    51,958    143,933    14,098    51,958     143,933
  25         225,031           **   524,608   693,089        **    24,608    193,089        **    24,608     193,089
  30         242,583           **        **   717,844        **        **    217,844        **        **     217,844
  35         261,012           **        **   661,919        **        **    161,919        **        **     161,919
  40         274,063           **        **        **        **        **         **        **        **          **
  45         287,766           **        **        **        **        **         **        **        **          **




---------
 * The amount shown is equal to the Target Premium for the basic policy. If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

                              ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 4 through 19.


CONTENTS OF THIS SECTION                                    BEGINNING ON PAGE
------------------------                                    -----------------
Description of IPL..........................                       26
How we support the policy and investment options                   26
Procedures for issuance of a policy.........                       27
Commencement of investment performance......                       28
How we process certain policy transactions..                       28
Effects of policy loans.....................                       30
Additional information about how certain policy charges            30
work........................................
How we market the policies..................                       31
Tax considerations..........................                       32
Reports that you will receive...............                       34
Voting privileges that you will have........                       34
Changes that IPL can make as to your policy.                       34
Adjustments we make to death benefits.......                       35
When we pay policy proceeds.................                       35
Other details about exercising rights and paying benefits          35
Legal matters...............................                       36
Registration statement filed with the SEC...                       36
Accounting and actuarial experts............                       36
Financial statements of IPL and the Account.                       36
List of Directors and Executive Officers of IPL                    37

 DESCRIPTION OF IPL

  We are IPL, a stock life insurance company incorporated in 1981 under Delaware law. We are authorized to transact a life insurance business in 44 states and the District of Columbia and intend to acquire such authority in all states other than New York. We did not sell variable life insurance policies prior to 1999.

  We are regulated and supervised by the Delaware Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

  We are an indirect wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation.
 John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 1999, John Hancock's assets were approximately $71 billion. It is anticipated that John Hancock, or an affiliate, will from time to time make capital contributions to IPL to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make all necessary capital contributions, either directly or through an affiliate, to ensure that we maintain a positive net worth.

 HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account L

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account L (the "Account"), a separate account established by us under Delaware law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or IPL.

  The Account's assets are the property of IPL. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of one of the Trusts. New subaccounts may be added as new funds are added to the Trusts and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Trusts.

  We will purchase and redeem Trust shares for the Account at their net asset value without any sales or redemption charges. Shares of a Trust represent an interest in one of the funds of the Trust which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same Trust fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the

New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard
Time).

Our general account

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

  Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

 PROCEDURES FOR ISSUANCE OF A POLICY

  Generally, the policy is available with a minimum face amount at issue of $100,000. In the policy, the face amount may be referred to as the "Sum Insured." At the time of issue, the insured person must be attained age 85 or less. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

  Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Minimum First Premium

  The Minimum First Premium must be received by us at our Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum First Premium. The minimum amount of premium required at the time of policy issue is equal to three Guaranteed Death Benefit Premiums (see "Guaranteed death benefit feature" in the Basic Information section of this prospectus). However, if an owner has chosen to pay premiums on a monthly basis, the minimum amount required is only equal to two Guaranteed Death Benefit Premiums.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's rate class should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under "Temporary insurance coverage prior to policy delivery" on page 28).

  The policy will take effect on the first business day that is not the 29th, 30th or 31st day of a month on which all of the following conditions are satisfied:

 . The policy is delivered to and received by the applicant.

 . The Minimum First Premium is received by us.

 . Each insured person is living and still meets our health criteria for issuing insurance.

 If all of the above conditions are satisfied on the 29th, 30th or 31st day of a month, the policy will take effect on the first business day of the following month. The date the policy takes effect is referred to as the policy's "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

  In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 6 months earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

  The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy takes effect retroactively. Backdating results in a lower insurance charge (because of the insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

  If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your account value at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

 COMMENCEMENT OF INVESTMENT PERFORMANCE

  Any premium payment processed prior to the twentieth day after the date of issue will automatically be allocated to the Money Market investment option. On the twentieth day following the date of issue, the policy's account value will be reallocated automatically among the investment options you have chosen.

  All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

 HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Premium payments

  We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

  (1) We will process a payment received prior to a policy's date of issue as if received on the date of issue.

  (2) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

  (3) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

 . the tax problem resolves itself prior to the date the refund is to be made; or

 . the tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

 In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

  (4) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of any investment option will be effective at the end of the business day in which we receive at our Servicing Office notice satisfactory to us.

  We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Dollar cost averaging.

  Scheduled transfers under this option may be made from the Money Market investment option to any number of other variable investment options. However, the amount transferred to any one investment option must be at least $100.

  Once we receive the election in form satisfactory to us at our Servicing Office, transfers will begin on the second monthly deduction date following its receipt. If you have any questions with respect to this provision, call 1-877-619-4888.

  Once elected, the scheduled monthly transfer option will remain in effect for so long as you have a sufficient amount of your account value in the Money Market investment option, or until we receive written notice from the owner of cancellation of the option or notice of the death of the insured person. The dollar cost averaging and rebalancing options cannot be in effect at the same time. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time.

Rebalancing

  This option can be elected in the application or by sending the appropriate form to our Servicing Office. You must specify the frequency for rebalancing (quarterly, semi-annually or annually), the preset percentage for each variable investment option and a future beginning date. The first rebalancing will occur on the monthly deduction date that occurs on or next follows the beginning date you select.

  Once elected, rebalancing will continue until we receive notice of cancellation of the option or notice of the death of the insured person. If you cancel rebalancing, you will have to wait 30 days before you can start it again.

  The fixed investment option does not participate in and is not affected by rebalancing.The rebalancing and dollar cost averaging options cannot be in effect at the same time. We reserve the right to modify, terminate or suspend the rebalancing program at any time.

Telephone transfers and policy loans

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

  The following transactions take effect on the monthly deduction date on or next following the date we approve your request:

 . Face amount increases or decreases

 . Reinstatements of lapsed policies

 . Change of death benefit Option from A to B

 A change from Option B to Option A is effective on the monthly deduction date on or next following the date we receive the request.

  We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive such request or repayment.

 EFFECTS OF POLICY LOANS

  The account value, the surrender value, and any death benefit above the face amount are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan s deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding loan exceeds an amount equal to the account value less the surrender charge, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period.

 ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales costs and related charges

  The sales and administrative charges help to compensate us for the cost of selling our policies. (See "What charges will IPL deduct from my investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that sales and administrative charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 31.)

Effect of premium payment pattern

  You may structure the timing and amount of premium payments to minimize the sales and administrative charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales and administrative charges over time. For example, if the Target Premium was $1,000 and you paid a premium of $1,000 in each of the first ten policy years, you would pay total premium sales and administrative charges of $200. If you paid $2,000 (i.e., two times the Target Premium amount) in every other policy year up to the tenth policy year, you would pay total premium sales and administrative charges of only $100. However, delaying the payment of Target Premiums to later policy years could increase the risk that the account value will be insufficient to pay monthly policy charges as they come due and that, as a result, the policy will lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax considerations" beginning on page 32.)

Monthly charges

  We deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, we may deduct the amount of unpaid monthly charges from the death benefit otherwise payable.

Reduced charges for eligible classes

  The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

 HOW WE MARKET THE POLICIES

  John Hancock Funds, Inc. ("JHFI"), an indirect wholly-owned subsidiary of John Hancock located at 101 Huntington Avenue, Boston, MA 02199, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. JHFI acts as principal underwriter and principal distributor of the policies. JHFI also serves as principal underwriter for John Hancock Variable Annuity Accounts H and JF, both of which are registered under the 1940 Act.

  The policies may be purchased through broker-dealers and certain financial institutions who have entered into selling agreements with JHFI and IPL, and whose representatives are authorized by applicable law to sell variable life insurance policies.Gross first year commissions plus any expense allowance payments paid to such broker-dealers and financial institutions is not expected to exceed 80% of premiums paid up to the Target Premium plus 2% of any excess premium payments. Gross renewal commissions (i.e., after the first year) are not expected to exceed 2% of total premiums paid in policy years 2 through 10 plus 0.15% of account value less loans in policy years 2 and thereafter. In some situations where the broker dealer provides some or all of the marketing services required, we may pay an additional gross first year commission of up to 20% of premiums paid up to the Target Premium plus 1% of any excess premium payments. In such instances, we may also pay an additional gross renewal commission. The additional gross renewal commission would not be expected to exceed 1% of total premiums paid in policy years 2 through 10 plus 0.10% of account value less loans in policy years 2 and thereafter.

  We reimburse JHFI for direct and indirect expenses actually incurred in connection with the marketing and sale of the policies.

  The offering of the policies is intended to be continuous, but neither IPL nor JHFI is obligated to sell any particular amount of policies.

 TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with the definition of life insurance, we believe the death benefit under the policy will be excludable from the beneficiary's gross income under the Code. In addition, increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

  In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, the amount of any outstanding loan that was not previously considered income (as discussed below) will be treated as if it had been distributed to the owner if the policy terminates for any reason.

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if the Trust failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods.

  In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

7-pay premium limit

  At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 591/2.

  Furthermore, any time there is a "material change" in a policy (such as a face amount increase, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a reduction in the face amount or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

 REPORTS THAT YOU WILL RECEIVE

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit and account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of the Trust, including a list of securities held in each fund.

 VOTING PRIVILEGES THAT YOU WILL HAVE

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Trust. We will vote the shares of each of the funds of the Trust which are deemed attributable to variable life insurance policies at regular and special meetings of the Trust's shareholders in accordance with instructions received from owners of such policies. Shares of the Trust held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Trust's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees of the Trust, ratification of the selection of independent auditors, approval of Trust investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

 CHANGES THAT IPL CAN MAKE AS TO YOUR POLICY

Changes relating to the Trust or the Account

  The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by IPL to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount,
(2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be IPL, John Hancock or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 . Combining or removing investment options

 . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

 ADJUSTMENTS WE MAKE TO DEATH BENEFITS

  If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

 WHEN WE PAY POLICY PROCEEDS

General

  We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within 7 days thereafter.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

 OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

  If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

 LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for John Hancock. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised us on certain Federal securities law matters in connection with the policies.

 REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

 ACCOUNTING AND ACTUARIAL EXPERTS

  The financial statements of IPL included in this prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their report thereon which appears elsewhere herein and has been included in reliance on their report given on their authority as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Chris Oates, M.A.A.A., an Actuary of IPL.

                   FINANCIAL STATEMENTS OF IPL AND THE ACCOUNT

  The financial statements of IPL included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of IPL to meet its obligations under the policies. This prospectus contains no financial statements for the Account because it had no assets and had not commenced operations at the date of this prospectus.

                 LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF IPL

  The Directors and Executive Officers of IPL and their principal occupations during the past five years are as follows:


Directors and Executive        Principal Occupations
-----------------------        ---------------------
Officers
--------
David F. D'Alessandro. . . .   Chairman of the Board of IPL; President, Chief
                               Operations Officer and Chief Executive
                               Officer-Elect, John Hancock Life Insurance
                               Company
Maureen R. Ford. . . . . . .   Vice Chairman of the Board and President of IPL;
                               President, John Hancock Broker-Dealer
                               Organization; Chief Executive Officer, John
                               Hancock Funds, Inc.; Senior Vice President,
                               Massachusetts Mutual Life Insurance Company;
                               Senior Vice President, Connecticut Mutual Life
                               Insurance Company
Thomas E. Moloney. . . . . .   Director of IPL; Chief Financial Officer, John
                               Hancock Life Insurance Company
Barbara L. Luddy . . . . . .   Director and Actuary of IPL; Senior Vice
                               President, John Hancock Life Insurance Company;
                               Vice President, John Hancock Life Insurance
                               Company
Robert R. Reitano. . . . . .   Director and Chief Investment Officer of IPL;
                               Vice President, John Hancock Life Insurance
                               Company
Ronald J. Bocage . . . . . .   Director of IPL; Vice President and Counsel,
                               John Hancock Life Insurance Company
Marylou Gill Fierro. . . . .   Director of IPL; Counsel, John Hancock Life
                               Insurance Company.
Rose Cahill. . . . . . . . .   Vice President of Marketing of IPL; General
                               Director, John Hancock Life Insurance Company.
Laura Arling . . . . . . . .   Vice President of Operations of IPL; Director,
                               John Hancock Life Insurance Company; Senior
                               Consultant, John Hancock Life Insurance Company.
Julie Hannon Indge . . . . .   Treasurer of IPL; Financial Officer, John
                               Hancock Life Insurance Company
Zenon C. Tencza. . . . . . .   Secretary of IPL; Staff Counsel, Investors
                               Partner Life Insurance Company; Senior
                               Consultant, John Hancock Life Insurance Company



  The business address of all Directors and officers of IPL is John Hancock Place, Boston, Massachusetts 02117.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
Investors Partner Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of Investors Partner Life Insurance Company as of December 31, 1999 and 1998, and the related statutory-basis statements of operations and changes in stockholder's equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 2 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the State of Delaware Insurance Department, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 2. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Investors Partner Life Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for the years then ended.

  However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Investors Partner Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the State of Delaware Insurance Department.

                                                               ERNST & YOUNG LLP
Boston, Massachusetts
March 10, 2000

INVESTORS PARTNER LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                               December 31
                                                             ---------------
                                                              1999      1998
                                                             -------  ---------
                                                              (in millions)
ASSETS
Bonds--Note 6  . . . . . . . . . . . . . . . . . . . . . .   $309.5    $327.6
Preferred stocks . . . . . . . . . . . . . . . . . . . . .      3.5       2.6
Common stocks  . . . . . . . . . . . . . . . . . . . . . .      0.7       0.2
Investment in affiliate  . . . . . . . . . . . . . . . . .       --       0.7
Mortgage loans--Note 6 . . . . . . . . . . . . . . . . . .    113.1     104.0
Policy loans . . . . . . . . . . . . . . . . . . . . . . .    115.4     114.7
Cash items:
  Cash in banks  . . . . . . . . . . . . . . . . . . . . .       --       6.0
  Temporary cash investments . . . . . . . . . . . . . . .     19.5      18.1
                                                             ------    ------
                                                               19.5      24.1
Investment income due and accrued  . . . . . . . . . . . .      9.3      11.0
Other assets . . . . . . . . . . . . . . . . . . . . . . .       --       2.9
                                                             ------    ------
TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . . . .   $571.0    $587.8
                                                             ======    ======
OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS
  Policy reserves  . . . . . . . . . . . . . . . . . . . .   $483.4    $499.5
  Payable to affiliates--Note 5  . . . . . . . . . . . . .      2.2       1.4
  Federal income and other accrued taxes--Note 2 . . . . .     (1.4)      2.3
  Other obligations  . . . . . . . . . . . . . . . . . . .      8.3       8.9
  Asset valuation reserve--Note 2  . . . . . . . . . . . .      6.7       5.4
                                                             ------    ------
TOTAL OBLIGATIONS  . . . . . . . . . . . . . . . . . . . .    499.2     517.5
STOCKHOLDER'S EQUITY
  Common stock, $100 par value; authorized and outstanding
    20,000 shares  . . . . . . . . . . . . . . . . . . . .      2.0       2.0
  Paid-in capital  . . . . . . . . . . . . . . . . . . . .     77.2      77.2
  Unassigned deficit . . . . . . . . . . . . . . . . . . .     (7.4)     (8.9)
                                                             ------    ------
TOTAL STOCKHOLDER'S EQUITY . . . . . . . . . . . . . . . .     71.8      70.3
                                                             ------    ------
TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY . . . . . . . .   $571.0    $587.8
                                                             ======    ======




The accompanying notes are an integral part of the statutory-basis financial statements.

INVESTORS PARTNER LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF OPERATIONS AND CHANGES IN STOCKHOLDER'S EQUITY


                                                     Year ended December 31
                                                     -----------------------
                                                        1999          1998
                                                     -----------  -------------
                                                          (in millions)
INCOME
  Premiums . . . . . . . . . . . . . . . . . . . .     $  0.2        $  0.1
  Net investment income--Note 3  . . . . . . . . .       35.0          38.9
  Other, net . . . . . . . . . . . . . . . . . . .        0.4          (0.2)
                                                       ------        ------
                                                         35.6          38.8
BENEFITS AND EXPENSES
  Payments to policyholders and beneficiaries  . .       38.5          35.6
  Deductions from reserves to provide for future
    payments to policyholders and beneficiaries  .      (16.1)         (7.6)
  Expenses of providing service to policyholders .       10.1           4.3
  State and miscellaneous taxes  . . . . . . . . .        0.4           0.3
                                                       ------        ------
                                                         32.9          32.6
                                                       ------        ------
     GAIN FROM OPERATIONS BEFORE FEDERAL INCOME
      TAXES AND NET REALIZED CAPITAL GAINS (LOSSES)       2.7           6.2
Federal income tax (credit) expense--Note 2  . . .       (0.8)          2.4
                                                       ------        ------
     GAIN FROM OPERATIONS BEFORE NET REALIZED
      CAPITAL GAINS (LOSSES) . . . . . . . . . . .        3.5           3.8
Net realized capital gains (losses)--Note 4  . . .         --            --
                                                       ------        ------
     NET INCOME  . . . . . . . . . . . . . . . . .        3.5           3.8
Unassigned deficit at beginning of year  . . . . .       (8.9)        (13.9)
Net unrealized capital (losses) gains and other
 adjustments--Note 4 . . . . . . . . . . . . . . .       (2.0)          1.2
                                                       ------        ------
     UNASSIGNED DEFICIT AT END OF YEAR . . . . . .     $ (7.4)       $ (8.9)
                                                       ======        ======




The accompanying notes are an integral part of the statutory-basis financial statements.

INVESTORS PARTNER LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                                                     Year ended December 31
                                                     -----------------------
                                                        1999          1998
                                                     -----------  -------------
                                                          (in millions)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Insurance premiums . . . . . . . . . . . . . . .    $   0.1       $   0.1
  Net investment income  . . . . . . . . . . . . .       37.0          37.7
  Benefits to policyholders and beneficiaries  . .      (37.4)        (35.2)
  Insurance expenses and taxes . . . . . . . . . .      (10.6)         (4.3)
  Other, net . . . . . . . . . . . . . . . . . . .       (1.9)         (0.9)
                                                      -------       -------
     NET CASH USED IN OPERATIONS . . . . . . . . .      (12.8)         (2.6)
                                                      -------       -------
CASH FLOWS PROVIDED FROM INVESTING ACTIVITIES:
  Bond purchases . . . . . . . . . . . . . . . . .     (108.3)       (141.9)
  Bond sales . . . . . . . . . . . . . . . . . . .       70.3          82.9
  Bond maturities and scheduled redemptions  . . .       47.3          45.2
  Bond prepayments . . . . . . . . . . . . . . . .        7.6          22.3
  Stock purchases  . . . . . . . . . . . . . . . .       (1.0)         (2.0)
  Real estate sales  . . . . . . . . . . . . . . .        0.1           0.0
  Proceeds from stock sales  . . . . . . . . . . .        0.1           0.0
  Mortgage loans issued  . . . . . . . . . . . . .      (19.6)        (17.4)
  Mortgage loan repayments . . . . . . . . . . . .       10.5          18.5
  Other, net . . . . . . . . . . . . . . . . . . .        1.2           3.7
                                                      -------       -------
     NET CASH PROVIDED FROM INVESTING ACTIVITIES .        8.2          11.3
                                                      -------       -------
(DECREASE) INCREASE IN CASH AND TEMPORARY CASH
 INVESTMENTS . . . . . . . . . . . . . . . . . . .       (4.6)          8.7
Cash and temporary cash investments at beginning of
 year. . . . . . . . . . . . . . . . . . . . . . .       24.1          15.4
                                                      -------       -------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF YEAR    $  19.5       $  24.1
                                                      =======       =======




The accompanying notes are an integral part of the statutory-basis financial statements.

INVESTORS PARTNER LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION

Investors Partner Life Insurance Company (the Company) is a Delaware insurance company and is a wholly-owned subsidiary of John Hancock Variable Life Insurance Company (JHVLICo) which, in turn, is a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The name of the Company was changed from John Hancock Life Insurance Company of America to Investors Partner Life Insurance Company on March 5, 1998.

The Company's principal business is single premium whole life insurance, which it acquired through reinsurance agreements with Charter National Life Insurance Company (Charter National) on June 23, 1993. The Company manages the business assumed from Charter and began marketing term life and variable universal life products through brokers in 1999.

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

NOTE 2--ACCOUNTING PRACTICES

The financial statements have been prepared using accounting practices prescribed or permitted by the Delaware Insurance Department and in conformity with the practices of the National Association of Insurance Commissioners
(NAIC), which practices differ from generally accepted accounting principles
(GAAP).

The significant differences from GAAP include: (1) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (2) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (3) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (4) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC with changes in value being recorded directly to unassigned deficit rather than at fair value; (5) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (6) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (7) an asset representing the present value of estimated future profits related to insurance business acquired that is amortized over the life of the underlying policies is not established. The effects of the foregoing variances from GAAP have not been determined, but are presumed to be material.

The significant accounting practices of the Company are as follows:

Pending Statutory Standards: During March 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the State of Delaware must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Delaware Insurance Department. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

Revenues and Expenses: Premium revenues are recognized over the premium-paying period of the policies whereas expenses are charged to operations as incurred.

INVESTORS PARTNER LIFE INSURANCE COMPANY

Cash and Temporary Cash Investments: Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

Valuation of Assets: Investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

Asset Valuation and Interest Maintenance Reserves: The Asset Valuation Reserve
(AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds and mortgage loans. Changes to the AVR are charged or credited directly to the unassigned deficit.

The Company also records the NAIC prescribed Interest Maintenance Reserve (IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1999, the IMR, net of 1999 amortization of $0.0 million, amounted to $1.0 million. The corresponding 1998 amounts were $(0.1) million and $1.3 million, respectively.

Fair Value Disclosure of Financial Instruments: Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments" requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 10.

The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using current market rates applicable to the yield,

INVESTORS PARTNER LIFE INSURANCE COMPANY credit quality and maturity of the investments. The fair values for common and preferred stocks are based on quoted market prices.

  The fair value for mortgage loans is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap and cap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1999.

Capital Gains and Losses: Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net income. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to unassigned deficit.

Policy Reserves: Reserves for universal life insurance policies are maintained at the greater of the cash surrender value or the reserve using the 1958 and 1980 Commissioner's Standard Ordinary mortality tables, with assumed interest rates ranging from4 1/2% to 6% using principally the net level premium method.

Federal Income Taxes: Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return for the affiliated group. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made federal tax payments of $2.2 million in 1999 and $2.3 million in 1998.

Reinsurance: Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

NOTE 3--NET INVESTMENT INCOME

Investment income has been reduced by investment expenses totaling $1.6 million and $1.3 million during 1999 and 1998, respectively.

INVESTORS PARTNER LIFE INSURANCE COMPANY

NOTE 4--NET REALIZED CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:


                                                             1999     1998
                                                             ------  --------
                                                             (In millions)
Net (losses) gains from asset sales  . . . . . . . . . . .   $(0.4)   $ 1.9
Capital gains tax credit (expense) . . . . . . . . . . . .     0.1     (0.7)
Amounts transferred to IMR . . . . . . . . . . . . . . . .     0.3     (1.2)
                                                             -----    -----
  Net Realized Capital Gains (Losses)  . . . . . . . . . .   $ 0.0    $ 0.0
                                                             =====    =====



Net unrealized capital gains (losses) and other adjustments consist of the following items:


                                                               1999     1998
                                                               ------  --------
                                                               (In millions)
 Net losses from changes in security values and book value
 adjustments . . . . . . . . . . . . . . . . . . . . . . . .   $(0.7)   $(0.2)
 (Increase) decrease in asset valuation reserve  . . . . . .    (1.3)     1.4
                                                               -----    -----
   Net Unrealized Capital (Losses) Gains and Other
    Adjustments. . . . . . . . . . . . . . . . . . . . . . .   $(2.0)   $ 1.2
                                                               =====    =====



NOTE 5--TRANSACTIONS WITH PARENT

John Hancock provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. John Hancock annually determines a fee for these services and facilities based on a number of criteria. In 1999 and 1998, these costs aggregated approximately $11.0 million and $5.1 million, respectively.

NOTE 6--INVESTMENTS

The statement value and fair value of bonds are shown below:


                                             Gross       Gross
                                Statement  Unrealized  Unrealized
      December 31, 1999           Value      Gains       Losses     Fair Value
      -----------------         ---------  ----------  ----------  ------------
                                                (In millions)
U.S. Treasury securities and
 obligations of U.S.
 government corporations and
 agencies . . . . . . . . . .    $ 10.4      $ 0.3        $0.3        $ 10.4
Obligations of states and
 political subdivisions . . .       0.5         --          --           0.5
Debt securities issued by
 foreign governments  . . . .       0.3         --          --           0.3
Corporate securities  . . . .     250.3        1.2         8.1         243.4
Mortgage-backed securities  .      48.0        0.2         0.9          47.3
                                 ------      -----        ----        ------
  Total bonds . . . . . . . .    $309.5      $ 1.7        $9.3        $301.9
                                 ======      =====        ====        ======

      December 31, 1998
      ----------------
U.S. Treasury securities and
 obligations of U.S.
 government corporations and
 agencies . . . . . . . . . .    $ 10.5      $ 0.8        $ --        $ 11.3
Debt securities issued by
 foreign governments  . . . .       1.8        0.1          --           1.9
Corporate securities  . . . .     255.6        7.6         1.5         261.7
Mortgage-backed securities  .      59.7        1.5          --          61.2
                                 ------      -----        ----        ------
  Total bonds . . . . . . . .    $327.6      $10.0        $1.5        $336.1
                                 ======      =====        ====        ======

INVESTORS PARTNER LIFE INSURANCE COMPANY

The carrying value and fair value of bonds at December 31, 1999, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.


                                          Statement    Fair
                                            Value      Value
                                          ---------  ---------
                                            (In millions)
Due in one year or less . . . . . . . .    $ 32.1     $ 32.0
Due after one year through five years .     126.8      123.4
Due after five years through ten years       84.9       81.3
Due after ten years . . . . . . . . . .      17.7       17.9
                                           ------     ------
                                            261.5      254.6
Mortgage-backed securities  . . . . . .      48.0       47.3
                                           ------     ------
                                           $309.5     $301.9
                                           ======     ======



Gross gains of $0.3 million in 1999 and $1.1 million in 1998 and gross losses of $1.3 million in 1999 and $0.7 million in 1998 were realized from the sale of bonds.

At December 31, 1999, bonds with an admitted asset value of $7.7 million were on deposit with state insurance departments to satisfy regulatory requirements.

The cost of common stocks was $0.4 million and $0.2 million at December 31, 1999 and 1998, respectively. At December 31, 1999, gross unrealized appreciation on common stocks totaled $0.3 million, and gross unrealized depreciation totaled $0.0 million. The fair value of preferred stock totaled $3.5 million at December 31, 1999 and $2.6 million at December 31, 1998.

At December 31, 1999 the mortgage portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.


                          Statement          Geographic            Statement
    Property Type           Value           Concentration            Value
    -------------       -------------       -------------       ---------------
                        (In millions)                            (In millions)
Apartments  . . . . .      $ 54.3      East North Central . .       $  3.5
Hotels  . . . . . . .         2.2      East South Central . .          3.7
Industrial  . . . . .        14.3      Middle Atlantic  . . .          6.3
Office buildings  . .        10.6      Mountain . . . . . . .         10.2
Retail  . . . . . . .        10.2      New England  . . . . .         29.3
Agricultural  . . . .        16.5      Pacific  . . . . . . .         10.8
Other . . . . . . . .         5.0      South Atlantic . . . .         33.6
                                       West North Central . .          1.0
                                       West South Central . .         14.7
                           ------                                   ------
                           $113.1                                   $113.1
                           ======                                   ======



At December 31, 1999, the fair value of the mortgage loan portfolio was approximately $112.7 million. The corresponding amount as of December 31, 1998 was approximately $108.9 million.

The maximum and minimum lending rates for mortgage loans during 1999 were 11.63% and 7.0% for agricultural loans and 7.91% and 6.60% for other properties. Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the

INVESTORS PARTNER LIFE INSURANCE COMPANY loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

NOTE 7--REINSURANCE

The Company assumed specific blocks of single premium whole life insurance through a 100% coinsurance agreement with Charter National. Subject to the receipt of all necessary regulatory approvals, the Company is in the process of converting its coinsurance agreements covering all ceded and assumed blocks of business into assumption reinsurance agreements.

Premiums, benefits, and reserves associated with reinsurance assumed in 1999 were $0.0 million, $0.3 million and $28.8 million, respectively. The corresponding amounts in 1998 were $0.0 million, $0.5 million, and $29.6 million, respectively.

Premiums, benefits and reserves ceded to reinsurers in 1999 were $0.4 million, $0.2 million and $3.2 million, respectively. The corresponding amounts in 1998 were $0.0 million, $0.0 million and $3.2 million, respectively.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1999 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

INVESTORS PARTNER LIFE INSURANCE COMPANY

NOTE 8--FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The notional amounts, carrying values and estimated fair values of the Company's derivative instruments are as follows at December 31:


                                                         Assets (Liabilities)
                         Number of Contracts/   --------------------------------------
                           Notional Amounts             1999                 1998
                        ---------------------   ---------------------  ---------------
                                                 Carrying      Fair    Carrying    Fair
                           1999        1998        Value      Value     Value     Value
                        ----------  ----------  -----------  --------  --------  --------
                                                ($ In millions)
Futures contracts to
 sell securities  . .        41          17         $--        $--       $--      $  --
Futures contracts to
 acquire securities .        69           6           --         --        --        --
Interest rate swap
 agreements . . . . .     $30.0       $30.0           --         --        --      (0.6)
Interest rate cap
 agreements . . . . .       5.0         5.0           --         --        --        --



The futures contracts, interest rate swap agreements, and interest rate cap agreements all expire in 2000.

The Company uses futures contracts, interest rate swap, and cap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

NOTE 9--COMMITMENTS

The Company has extended commitments to purchase long-term bonds totaling $3.8 million at December 31, 1999. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair value of the commitments described above is $3.9 million at December 31, 1999. The majority of these commitments expire in 2000.

INVESTORS PARTNER LIFE INSURANCE COMPANY

NOTE 10--FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:


                                                      December 31
                                          ----------------------------------
                                                1999              1998
                                          ----------------  ----------------
                                          Carrying   Fair   Carrying    Fair
                                           Amount   Value    Amount    Value
                                          --------  ------  --------  ---------
                                                     (In millions)
Assets
  Bonds--Note 6 . . . . . . . . . . . .    $309.5   $301.9   $327.6    $336.1
  Preferred stocks--Note 6  . . . . . .       3.5      3.5      2.6       2.6
  Common stocks--Note 6 . . . . . . . .       0.7      0.7      0.2       0.2
  Mortgage loans on real estate--Note 6     113.1    112.7    104.0     108.9
  Policy loans--Note 2  . . . . . . . .     115.4    115.4    114.7     114.7
  Cash and cash equivalents--Note 2 . .      19.5     19.5     24.1      24.1
Derivatives liabilities relating
 to:--Note 8
  Futures contracts . . . . . . . . . .        --       --       --        --
  Interest rate swaps . . . . . . . . .        --       --       --      (0.6)
  Interest rate caps  . . . . . . . . .        --       --       --        --
Liabilities
  Commitments--Note 9 . . . . . . . . .        --      3.9       --       1.3



The carrying amounts in the table are included in the statements of statutory-basis financial position. The methods and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 2.

NOTE 11--SUBSEQUENT EVENTS

Reorganization and Initial Public Offering

Pursuant to a Plan of Reorganization approved by the policyholders and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock Mutual Life Insurance Company (the Company's ultimate parent) converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company. In connection with the reorganization, John Hancock Mutual Life Insurance Company changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102 million shares of common stock were issued at an initial public offering price of $17 per share.

NOTE 12--IMPACT OF YEAR 2000 (UNAUDITED)

The Company participated in the Year 2000 remediation project of its ultimate parent, John Hancock. By late 1999, John Hancock and the Company completed their Year 2000 readiness plan to address issues that could result from computer programs written using two digits to define the applicable year rather than four to define the applicable year and century. As a result, John Hancock and the Company were prepared for the transition to the Year 2000 and did not experience any significant Year 2000 problems with respect to mission critical information technology ("IT") or non-IT systems, applications or infrastructure. During the date rollover to the year 2000, John Hancock and the Company implemented and monitored their millennium rollover plan and conducted business as usual on Monday, January 3, 2000.

Since January 3, 2000, the information systems, including mission critical systems, which in the event of a Year 2000 failure would have the greatest impact on operations, have functioned properly. In addition, neither John Hancock nor the Company have experienced any significant Year 2000 issues related to interactions with material

INVESTORS PARTNER LIFE INSURANCE COMPANY business partners. No disruptions have occurred which impact John Hancock or the Company's ability to process claims, update customer accounts, process financial transactions, or report accurate data to management and no business interruptions due to Year 2000 issues have been experienced. While John Hancock and the Company continue to monitor their systems, and those of material business partners, closely to ensure that no unexpected Year 2000 issues develop, neither John Hancock nor the Company have reason to expect any such issues.

The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1999, John Hancock has incurred and expensed approximately $20.8 million in related payroll costs for internal IT personnel on the project. The estimated remaining IT personnel costs of the project are approximately $1.0 million. Through December 31, 1999, John Hancock has incurred and expensed approximately $47.0 million in external costs for the project. John Hancock's estimated remaining external cost of the project is approximately $2.0 million. The total costs of the Year 2000 project to John Hancock, based on management's best estimates, include approximately $21.7 million in internal IT personnel, $14.6 million in the external modification of software, $18.3 million for external solution providers, $9.1 million in replacement costs of non-compliant IT systems and $6.9 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project to John Hancock, internal and external, is approximately $70 to $72.5 million. John Hancock's total Year 2000 project costs include the estimated impact of external solution providers based on presently available information.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


To the Policyholders of Investors Partner Life Account L

We have audited the accompanying statement of assets and liabilities of Investors Partner Life Account L (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equity Index , Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/ Mid Cap Growth, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond, Emerging Markets Equity, Global Equity , Bond Index, Small/Mid Cap CORE and High Yield Bond Subaccounts) as of December 31, 1999, and the related statement of operations and statements of changes in net assets for the period from October 15, 1999 (commencement of operations) to December 31, 1999. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Investors Partner Life Account L at December 31, 1999, the results of operations and the changes in their net assets for the period from October 15, 1999 (commencement of operations) to December 31, 1999, in conformity with accounting principles generally accepted in the United States.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
February 11, 2000

INVESTORS PARTNER LIFE ACCOUNT L

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1999


                            Large Cap   Sovereign   International   Small Cap
                              Growth       Bond     Equity Index      Growth
                            Subaccount  Subaccount   Subaccount     Subaccount
                            ----------  ----------  -------------  ------------
ASSETS
Investment in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value. . . .      $--         $--           $26           $--
Receivable from John
 Hancock Variable Series
 Trust I  . . . . . . . .        --          --           --             --
                               ---         ---           ---           ---
Total assets  . . . . . .        --          --           26             --

LIABILITIES
Payable to John Hancock
 Mutual Life Insurance
 Company. . . . . . . . .        --          --           --             --
Asset charges payable . .        --                       --             --
                               ---         ---           ---           ---
Total liabilities . . . .        --          --           --             --
                               ---         ---           ---           ---
Net assets  . . . . . . .      $--         $--           $26           $--
                               ===         ===           ===           ===




                                        International   Mid Cap     Large Cap
                                          Balanced       Growth       Value
                                         Subaccount    Subaccount   Subaccount
                                        -------------  ----------  ------------
ASSETS                                       $--          $--          $--
Investment in shares of portfolios of
 John Hancock Variable Series Trust I,
 at value . . . . . . . . . . . . . .          --           --           --
Receivable from John Hancock Variable
 Series Trust I . . . . . . . . . . .          --           --           --
                                             ---          ---          ---
Total assets  . . . . . . . . . . . .          --           --           --

LIABILITIES
Payable to John Hancock Mutual Life
 Insurance Company  . . . . . . . . .          --           --           --
Asset charges payable . . . . . . . .          --           --           --
                                             ---          ---          ---
Total liabilities . . . . . . . . . .          --           --           --
                                             ---          ---          ---
Net assets  . . . . . . . . . . . . .        $--          $--          $--
                                             ===          ===          ===



See accompanying notes.

INVESTORS PARTNER LIFE ACCOUNT L

DECEMBER 31, 1999


                               Money      Mid Cap     Small/Mid    Real Estate
                               Market      Value     Cap  Growth     Equity
                             Subaccount  Subaccount  Subaccount    Subaccount
                             ----------  ----------  -----------  -------------
                             --------------------------------------------------
ASSETS
Investment in shares of
 portfolios of John Hancock
 Variable Series Trust I,
 at value  . . . . . . . .     $9,479       $13          $--           $--
Receivable from John
 Hancock Variable Series
 Trust I . . . . . . . . .         --        --            --            --
                               ------       ---          ---           ---
Total assets . . . . . . .      9,479        13            --            --

Liabilities
Payable to John Hancock
 Mutual Life Insurance
 Company . . . . . . . . .         --        --            --            --
Asset charges payable  . .         --        --            --            --
                               ------       ---          ---           ---
Total liabilities  . . . .         --        --            --            --
                               ------       ---          ---           ---
Net assets . . . . . . . .     $9,479       $13          $--           $--
                               ======       ===          ===           ===




                                Growth &               Short-Term   Small Cap
                                 Income     Managed       Bond        Value
                               Subaccount  Subaccount  Subaccount   Subaccount
                               ----------  ----------  ----------  ------------
                               ------------------------------------------------
ASSETS
Investment in shares of
 portfolios of John Hancock
 Variable Series Trust I, at
 value . . . . . . . . . . .       $--         $--        $24          $ 6
Receivable from John Hancock
 Variable Series Trust I . .        --          --         --           --
                                   --          --         ---          ---
Total assets . . . . . . . .        --          --         24            6

LIABILITIES
Payable to John Hancock
 Mutual Life Insurance
 Company . . . . . . . . . .        --          --         --           --
Asset charges payable  . . .        --          --         --           --
                                   --          --         ---          ---
Total liabilities  . . . . .        --          --         --           --
                                   --          --         ---          ---
Net assets . . . . . . . . .       $--         $--        $24          $ 6
                                   ==          ==         ===          ===



See accompanying notes.

INVESTORS PARTNER LIFE ACCOUNT L

DECEMBER 31, 1999


                        International          Equity                 Global             Emerging
                        Opportunities          Index                   Bond           Markets Equity
                         Subaccount          Subaccount             Subaccount          Subaccount
                        -------------  ----------------------  --------------------  ----------------
                        -----------------------------------------------------------------------------
ASSETS
Investment in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .        $--       $                   32                   $ 6        $--
Receivable from John
 Hancock Variable
 Series Trust I . . .          --                          --                    --          --
                             ---       ----------------------  --------------------        ---
Total assets  . . . .          --                          32                     6          --

LIABILITIES
Payable to John
 Hancock Mutual Life
 Insurance Company  .          --                          --                    --          --
Asset charges payable          --                          --                    --          --
                             ---       ----------------------  --------------------        ---
Total liabilities . .          --                          --                    --          --
                             ---       ----------------------  --------------------        ---
Net assets  . . . . .        $--       $                   32                   $ 6        $--
                             ===       ======================  ====================        ===




                                                Global                          Small/Mid                      High Yield
                                                Equity    Bond Index            Cap CORE                          Bond
                                              Subaccount  Subaccount           Subaccount                      Subaccount
                                              ----------  ----------  -----------------------------  ------------------------------
                                              -------------------------------------------------------
ASSETS
Investment in shares of portfolios of John
 Hancock Variable Series Trust I, at value       $--          $--     $--                             $  6
Receivable from John Hancock Variable Series
 Trust I  . . . . . . . . . . . . . . . . .        --          --                                --                             --
                                                 ---          --      -----------------------------   ----------------------------
Total assets  . . . . . . . . . . . . . . .        --          --                                --                              6

LIABILITIES
Payable to John Hancock Mutual Life
 Insurance Company  . . . . . . . . . . . .        --          --                                --                             --
Asset charges payable . . . . . . . . . . .        --          --                                --                             --
                                                 ---          --      -----------------------------   ----------------------------
Total liabilities . . . . . . . . . . . . .        --          --                                --                             --
                                                 ---          --      -----------------------------   ----------------------------
Net assets  . . . . . . . . . . . . . . . .      $--          $--     $--                                                      $ 6
                                                 ===          ==      =============================   ============================



See accompanying notes.

INVESTORS PARTNER LIFE ACCOUNT L

STATEMENT OF OPERATIONS*

PERIOD ENDED DECEMBER 31, 1999


                            Large Cap   Sovereign   International   Small Cap
                              Growth       Bond     Equity Index      Growth
                            Subaccount  Subaccount   Subaccount     Subaccount
                            ----------  ----------  -------------  ------------
Investment income:
  Distributions received
    from the portfolios of
    John Hancock Variable
    Series Trust I  . . .      $--         $--           $--           $--
Expenses:                                                 --
  Mortality and expense
    risks . . . . . . . .        --          --           --             --
                               ---         ---           ---           ---
Net investment income . .        --          --           --             --
Net realized and
 unrealized gain (loss) on
 investments:
  Net realized gain . . .        --          --                          --
  Net unrealized
    appreciation during
    the period  . . . . .        --          --          $ 2             --
                               ---         ---           ---           ---
Net realized and
 unrealized gain on
 investments. . . . . . .        --          --            2             --
                               ---         ---           ---           ---
Net increase in net assets
 resulting from operations     $--         $--           $ 2           $--
                               ===         ===           ===           ===




                            International   Mid Cap    Large Cap      Money
                              Balanced       Growth      Value        Market
                             Subaccount    Subaccount  Subaccount   Subaccount
                            -------------  ----------  ----------  ------------
Investment income:
  Distributions received
    from the portfolios of
    John Hancock Variable
    Series Trust I  . . .        $--          $--         $--          $22
Expenses:
  Mortality and expense
    risks . . . . . . . .          --           --          --          --
                                 ---          ---         ---          ---
Net investment income . .          --           --          --          22
Net realized and
 unrealized gain (loss) on
 investments:
  Net realized gain . . .          --           --          --          --
  Net unrealized
    appreciation during
    the period  . . . . .          --           --          --          --
                                 ---          ---         ---          ---
Net realized and
 unrealized gain on
 investments. . . . . . .          --           --          --          --
                                 ---          ---         ---          ---
Net increase in net assets
 resulting from operations       $--          $--         $--          $22
                                 ===          ===         ===          ===



---------
*From October 15, 1999 (commencement of operations).

See accompanying notes.

INVESTORS PARTNER LIFE ACCOUNT L

PERIOD ENDED DECEMBER 31, 1999


                         Mid Cap    Small/Mid Cap  Real Estate     Growth &
                          Value        Growth        Equity         Income
                        Subaccount   Subaccount    Subaccount     Subaccount
                        ----------  -------------  -----------  ---------------
Investment income:
  Distributions
    received from the
    portfolios of John
    Hancock Variable
    Series Trust I  .      $--           $--           $--            $--
Expenses:
  Mortality and
    expense risks . .       --             --            --             --
                           ---           ---           ---            ---
Net investment income       --             --            --             --
Net realized and
 unrealized gain on
 investments:
  Net realized gain .        1             --            --             --
  Net unrealized
    appreciation
    during the period       --             --            --             --
                           ---           ---           ---            ---
Net realized and
 unrealized gain on
 investments. . . . .        1             --            --             --
                           ---           ---           ---            ---
Net increase in net
 assets resulting from
 operations . . . . .      $ 1           $--           $--            $--
                           ===           ===           ===            ===




                                        Short-Term  Small Cap    International
                             Managed       Bond       Value      Opportunities
                            Subaccount  Subaccount  Subaccount    Subaccount
                            ----------  ----------  ----------  ---------------
Investment income:
  Distributions received
    from the portfolios of
    John Hancock Variable
    Series Trust I  . . .       $--        $--         $--            $--
Expenses:
  Mortality and expense
    risks . . . . . . . .        --          --          --             --
                                --         ---         ---            ---
Net investment income . .        --          --          --             --
Net realized and
 unrealized gain on
 investments:
  Net realized gain . . .        --          --          --             --
  Net unrealized
    appreciation during
    the period  . . . . .        --          --          --             --
                                --         ---         ---            ---
Net realized and
 unrealized gain on
 investments. . . . . . .        --          --          --             --
                                --         ---         ---            ---
Net increase in net assets
 resulting from operations      $--        $--         $--            $--
                                ==         ===         ===            ===



---------
*From October 15, 1999 (commencement of operations).

See accompanying notes.

INVESTORS PARTNER LIFE ACCOUNT L

PERIOD ENDED DECEMBER 31, 1999


                          Equity      Global       Emerging
                          Index        Bond     Markets Equity   Global Equity
                        Subaccount  Subaccount    Subaccount      Subaccount
                        ----------  ----------  --------------  ---------------
Investment income:
  Distributions
    received from the
    portfolios of John
    Hancock Variable
    Series Trust I  .      $--         $--           $--              $--
Expenses:
  Mortality and
    expense risks . .       --           --            --               --
                           ---         ---           ---              ---
Net investment income       --           --            --               --
Net realized and
 unrealized gain on
 investments:
  Net realized gain .       --           --            --               --
  Net unrealized
    appreciation
    during the year .        1           --            --               --
                           ---         ---           ---              ---
Net realized and
 unrealized gain on
 investments. . . . .        1           --            --               --
                           ---         ---           ---              ---
Net increase in net
 assets resulting from
 operations . . . . .      $ 1         $--           $--              $--
                           ===         ===           ===              ===




                                                       Small/Mid    High Yield
                                           Bond Index   Cap CORE       Bond
                                           Subaccount  Subaccount   Subaccount
                                           ----------  ----------  ------------
Investment income:
  Distributions received from the
    portfolios of John Hancock Variable
    Series Trust I . . . . . . . . . . .      $--         $--          $--
Expenses:
  Mortality and expense risks  . . . . .        --          --           --
                                              ---         ---          ---
Net investment income  . . . . . . . . .        --          --           --
Net realized and unrealized gain on
 investments:
  Net realized gain  . . . . . . . . . .        --          --           --
  Net unrealized appreciation during the
    year . . . . . . . . . . . . . . . .        --          --           --
                                              ---         ---          ---
Net realized and unrealized gain on
 investments . . . . . . . . . . . . . .        --          --           --
                                              ---         ---          ---
Net increase in net assets resulting from
 operations. . . . . . . . . . . . . . .      $--         $--          $--
                                              ===         ===          ===



---------
*From October 15, 1999 (commencement of operations).

See accompanying notes.

INVESTORS PARTNER LIFE ACCOUNT L

STATEMENT OF CHANGES IN NET ASSETS*

PERIOD ENDED DECEMBER 31, 1999


                                                                            International                       International
                                         Large Cap Growth  Sovereign Bond       Equity       Small Cap Growth     Balanced
                                            Subaccount       Subaccount    Index Subaccount     Subaccount       Subaccount
                                         ----------------  --------------  ----------------  ----------------  ---------------
Increase (decrease) in net assets from
 operations:
  Net investment income  . . . . . . .         $--              $--              $--               $--               $--
  Net realized gain  . . . . . . . . .          --               --               --                --                --
  Net unrealized appreciation during
    the period . . . . . . . . . . . .          --               --                2                --                --
                                               ---              ---              ---               ---               ---
Net increase in net assets resulting
 from operations . . . . . . . . . . .          --               --                2                --                --
From contractowner transactions:
  Net premiums from contractowners . .          --               --               24                --                --
  Net benefits to contractowners . . .          --               --               --                --                --
                                               ---              ---              ---               ---               ---
Net increase in net assets from
 contractowner transactions  . . . . .          --               --               24                --                --
                                               ---              ---              ---               ---               ---
Net increase in net assets . . . . . .          --               --               26                --                --
Net assets at beginning of period  . .           0                0                0                 0                 0
                                               ---              ---              ---               ---               ---
Net assets at end of period  . . . . .         $--              $--              $26               $--               $--
                                               ===              ===              ===               ===               ===



---------
*From October 15, 1999 (commencement of operations).

See accompanying notes.

INVESTORS PARTNER LIFE ACCOUNT L

PERIOD ENDED DECEMBER 31, 1999


                         Mid Cap    Large Cap                  Mid Cap     Small/Mid
                          Growth      Value     Money Market    Value      Cap Growth
                        Subaccount  Subaccount   Subaccount   Subaccount   Subaccount
                        ----------  ----------  ------------  ----------  ------------
Increase (decrease) in
 net assets from
 operations:
  Net investment
    income. . . . . .      $--         $--         $   22        $--          $--
  Net realized gain .       --          --             --          1           --
  Net unrealized
    appreciation
    during the period       --          --             --         --           --
                           ---         ---         ------        ---          ---
Net increase in net
 assets resulting from
 operations . . . . .       --          --             22          1           --
From contractowner
 transactions:
  Net premiums from
    contractowners. .       --          --          9,457         12           --
  Net benefits to
    contractowners. .       --          --             --         --           --
                           ---         ---         ------        ---          ---
Net increase in net
 assets from
 contractowner
 transactions . . . .       --          --          9,457         12           --
                           ---         ---         ------        ---          ---
Net increase in net
 assets . . . . . . .       --          --          9,479         13           --
Net assets at
 beginning of period         0           0              0          0            0
                           ---         ---         ------        ---          ---
Net assets at end of
 period . . . . . . .      $--         $--         $9,479        $13          $--
                           ===         ===         ======        ===          ===




                        Real Estate   Growth &               Short-Term   Small Cap
                          Equity       Income     Managed       Bond        Value
                        Subaccount   Subaccount  Subaccount  Subaccount   Subaccount
                        -----------  ----------  ----------  ----------  ------------
Increase (decrease) in
 net assets from
 operations:
  Net investment
    income. . . . . .       $--         $--         $--         $--          $--
  Net realized gain .        --          --          --          --           --
  Net unrealized
    appreciation
    during the period        --          --          --          --           --
                            ---         ---         ---         ---          ---
Net increase in net
 assets resulting from
 operations . . . . .        --          --          --          --           --
From contractowner
 transactions:
  Net premiums from
    contractowners. .        --          --          --          24            6
  Net benefits to
    contractowners. .        --          --          --          --           --
                            ---         ---         ---         ---          ---
Net increase in net
 assets from
 contractowner
 transactions . . . .        --          --          --          24            6
                            ---         ---         ---         ---          ---
Net increase in net
 assets . . . . . . .        --          --          --          24            6
Net assets at
 beginning of period          0           0           0           0            0
                            ---         ---         ---         ---          ---
Net assets at end of
 period . . . . . . .       $--         $--         $--         $24          $ 6
                            ===         ===         ===         ===          ===



---------
* From October 15, 1999 (commencement of operations).

See accompanying notes.

INVESTORS PARTNER LIFE ACCOUNT L

PERIOD ENDED DECEMBER 31, 1999


                        International                                 Emerging
                        Opportunities  Equity Index  Global Bond   Markets Equity
                         Subaccount     Subaccount   Subaccount      Subaccount
                        -------------  ------------  -----------  ----------------
Increase (decrease) in
 net assets from
 operations:
  Net investment
    income (loss) . .        $--           $--          $ --            $--
  Net realized gain .         --            --            --             --
  Net unrealized
    appreciation
    (depreciation)
    during the period         --             1            --             --
                             ---           ---          ----            ---
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .         --             1            --             --
From contractowner
 transactions:
  Net premiums from
    contractowners. .         --            31             6             --
  Net benefits to
    contractowners. .         --            --            --             --
                             ---           ---          ----            ---
Net increase
 (decrease) in net
 assets from
 contractowner
 transactions . . . .         --            31             6             --
                             ---           ---          ----            ---
Net increase
 (decrease) in net
 assets . . . . . . .         --            32             6             --
Net assets at
 beginning of period           0             0             0              0
                             ---           ---          ----            ---
Net assets at end of
 period . . . . . . .        $--           $32          $  6            $--
                             ===           ===          ====            ===




                                 Global                Small/Mid    High Yield
                                 Equity    Bond Index   Cap CORE       Bond
                               Subaccount  Subaccount  Subaccount   Subaccount
                               ----------  ----------  ----------  ------------
Increase (decrease) in net
 assets from operations:
  Net investment income
    (loss) . . . . . . . . .      $--         $--         $--          $--
  Net realized gain  . . . .       --          --          --           --
  Net unrealized appreciation
    (depreciation) during the
    period . . . . . . . . .       --          --          --           --
                                  ---         ---         ---          ---
Net increase (decrease) in
 net assets resulting from
 operations. . . . . . . . .       --          --          --           --
From contractowner
 transactions:
  Net premiums from
    contractowners . . . . .       --           -          --            6
  Net benefits to
    contractowners . . . . .       --          --          --           --
                                  ---         ---         ---          ---
Net increase (decrease) in
 net assets from
 contractowner transactions        --          --          --            6
                                  ---         ---         ---          ---
Net increase (decrease) in
 net assets  . . . . . . . .       --          --          --            6
Net assets at beginning of
 period. . . . . . . . . . .        0           0           0            0
                                  ---         ---         ---          ---
Net assets at end of period       $--         $--         $--          $ 6
                                  ===         ===         ===          ===



---------
* From October 15, 1999 (commencement of operations).

See accompanying notes.

INVESTORS PARTNER LIFE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1999

1. ORGANIZATION

Investors Partner Life Account L (the Account) is a separate investment account of John Hancock Mutual Life Insurance Company (JHMLICO or John Hancock). The Account was formed to fund variable annuity contracts (Contracts) issued by JHMLICO. Currently, the Account funds the Accommodator and Independence Annuity Contracts. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-three subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund). New subaccounts may be added as new Portfolios are added to the Fund or as other investment options are developed and made available to contractowners. The twenty-three Portfolios of the Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Portfolios).
 Each Portfolio has a different investment objective.

The assets of the Account are the property of IPLICO (Investors Partner Life Insurance Company). The portion of the Account's assets applicable to the Contracts may not be charged with liabilities arising out of any other business IPLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
 Actual results could differ from those estimates.

 Valuation of Investments

Investment in shares of the Fund are valued at the reported net asset value of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of Fund shares are determined on the basis of identified cost.

 Federal Income Taxes

The operations of the Account are included in the federal income tax return of IPLICO which is taxed as a life insurance company under the Internal Revenue Code. IPLICO has the right to charge the Account any federal income taxes, or provisions for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, IPLICO does not make a charge for income or other taxes. IPLICO retains the right to charge the Account for any federal income taxes arising from changes in the tax law.
 Charges for state and local taxes, if any, attributable to the Account may also be made.

 Expenses

IPLICO assumes mortality and expense risks of the Contracts and provides administrative services to the Account for which asset charges are deducted at an annual rate of 1.00% and 1.40% of net assets of the Accommodator and Independence Contracts, respectively.

INVESTORS PARTNER LIFE ACCOUNT L

IPLICO makes certain other deductions from contractowner payments for premium taxes, guaranteed minimum death benefit, sales charges on purchases (Accommodator only) and the surrender fee and annual contract fee (Independence only), which are accounted for as a reduction of net assets resulting from contractowner transactions.

3. DETAILS OF INVESTMENTS

The details of the shares owned and cost and value of investments in the Portfolios of the Fund at December 31, 1999 were as follows:


              Portfolio                Shares Owned  Cost   Value
              ---------                ------------  ----  --------
Large Cap Growth . . . . . . . . . .        --       $--    $   --
Sovereign Bond . . . . . . . . . . .        --         --       --
International Equity Index . . . . .         1         --       26
Small Cap Growth . . . . . . . . . .        --         --       --
International Balanced . . . . . . .        --         --       --
Mid Cap Growth . . . . . . . . . . .        --         --       --
Large Cap Value  . . . . . . . . . .        --         --       --
Money Market . . . . . . . . . . . .       948         --    9,479
Mid Cap Value  . . . . . . . . . . .         1         --       13
Small/Mid Cap Growth . . . . . . . .        --         --       --
Real Estate Equity . . . . . . . . .        --         --       --
Growth & Income  . . . . . . . . . .        --         --       --
Managed  . . . . . . . . . . . . . .        --         --       --
Short-Term Bond  . . . . . . . . . .         2         --       24
Small Cap Value  . . . . . . . . . .         1         --        6
International Opportunities  . . . .        --         --       --
Equity Index . . . . . . . . . . . .         2         --       32
Global Bond  . . . . . . . . . . . .        --         --        6
Emerging Markets Equity  . . . . . .        --         --       --
Global Equity  . . . . . . . . . . .         1         --       --
Bond Index . . . . . . . . . . . . .        --         --       --
Small/Mid Cap CORE . . . . . . . . .        --         --       --
High Yield Bond  . . . . . . . . . .         1         --        6

INVESTORS PARTNER LIFE ACCOUNT L

Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Fund during 1999, were as follows:


                  Portfolio                     Purchases   Sales
                  ---------                     ---------  -------
Large Cap Growth  . . . . . . . . . . . . . .      $--       $--
Sovereign Bond  . . . . . . . . . . . . . . .        --        --
International Equity Index  . . . . . . . . .        --        --
Small Cap Growth  . . . . . . . . . . . . . .        --        --
International Balanced  . . . . . . . . . . .        --        --
Mid Cap Growth  . . . . . . . . . . . . . . .        --        --
Large Cap Value . . . . . . . . . . . . . . .        --        --
Money Market  . . . . . . . . . . . . . . . .        --        --
Mid Cap Value . . . . . . . . . . . . . . . .        --        --
Small/Mid Cap Growth  . . . . . . . . . . . .        --        --
Real Estate Equity  . . . . . . . . . . . . .        --        --
Growth & Income . . . . . . . . . . . . . . .        --        --
Managed . . . . . . . . . . . . . . . . . . .        --        --
Short-Term Bond . . . . . . . . . . . . . . .        --        --
Small Cap Value . . . . . . . . . . . . . . .        --        --
International Opportunities . . . . . . . . .        --        --
Equity Index  . . . . . . . . . . . . . . . .        --        --
Global Bond . . . . . . . . . . . . . . . . .        --        --
Emerging Markets Equity . . . . . . . . . . .        --        --
Global Equity . . . . . . . . . . . . . . . .        --        --
Bond Index  . . . . . . . . . . . . . . . . .        --        --
Small/Mid Cap CORE  . . . . . . . . . . . . .        --        --
High Yield Bond . . . . . . . . . . . . . . .        --        --



4. TRANSACTIONS WITH AFFILIATES

John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

Certain officers of the Account are officers and directors of IPLICO or the Fund.

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES


  This index should help you locate more information about many of the important concepts in this prospectus.

 KEY WORD OR PHRASE       PAGE        KEY WORD OR PHRASE                  PAGE
Account. . . . . . . .    26         mortality and expense risk charge..  9
account value. . . . .     8         Option A; Option B................. 15
attained age . . . . .     9         optional benefits charge...........  9
beneficiary. . . . . .    36         owner..............................  5
business day . . . . .    26         partial withdrawal................. 14
changing Option A or B    16         partial withdrawal charge.......... 10
changing the face
 amount. . . . . . . .    16         payment options.................... 17
charges. . . . . . . .     8         Planned Premium....................  6
Code . . . . . . . . .    32         policy anniversary................. 28
cost of insurance rates    9         policy year........................ 28
date of issue. . . . .    28         premium; premium payment...........  5
death benefit. . . . .     5         prospectus.........................  3
deductions . . . . . .     8         rebalancing........................ 13
dollar cost averaging.    13         receive; receipt................... 19
expenses of the Trusts    10         reinstate; reinstatement...........  7
face amount. . . . . .    15         sales and administrative charge....  9
fixed investment option   27         SEC................................  2
full surrender . . . .    14         Separate Account L................. 26
fund . . . . . . . . .     2         Servicing Office...................  2
grace period . . . . .     7         special loan account............... 14
guaranteed death
 benefit feature . . .     7         subaccount......................... 26
Guaranteed Death
 Benefit Premium . . .     7         surrender.......................... 14
insurance charge . . .     9         surrender charge...................  9
insured person . . . .     5         surrender value.................... 14
investment options . .     1         Target Premium.....................  9
IPL. . . . . . . . . .    26         tax considerations................. 32
lapse. . . . . . . . .     7         telephone transfers................ 19
loan . . . . . . . . .    14         transfers of account value......... 13
loan interest. . . . .    14         Trusts.............................  2

maximum premiums . . .     6         variable investment options........  1

Minimum First Premium.    27         we; us............................. 26
minimum insurance
 amount. . . . . . . .    15         withdrawal......................... 14
modified endowment
 contract. . . . . . .    33         withdrawal charge.................. 10

monthly deduction date    28         you; your..........................  5

                                    Part II

                          UNDERTAKING TO FILE REPORTS


        Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

                       REPRESENTATIVE OF REASONABLENESS

        Investors Partner Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                     UNDERTAKING REGARDING INDEMNIFICATION

        Pursuant to Article VI of Investors Partner's Bylaws and Title 8, Subchapter IV, Section 145 of the Delaware Corporation Law, Investors Partner indemnifies each director, former director, officer, and former officer, and his or her heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he or she may be involved by reason of any alleged act or omission as an officer or a director of Investors Partner. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                      CONTENTS OF REGISTRATION STATEMENT

This registrations statement comprises the following papers and documents:

The facing sheet.
Cross-Reference Table.
The prospectus consisting of ___ pages.
The undertaking to file reports.
The undertaking regarding indemnification.
Written consents.
The signatures.
The following exhibits:

1.      A       (1)     Investors Partner Life Insurance Company Board
                        Resolution establishing the separate account.*
                (2)     Not applicable.
                (3)     Distributing Contracts.
                        (a)     Principal Undertaking Agreement.**
                        (b)     Form of Selling Agreement between John Hancock
                                Funds Inc. and selling broker-dealers.**
                        (c)     Schedule of Sales Commissions.**
                (4)     Not applicable.
                (5)     Form of Flexible Premium Variable Life Insurance
                        Policy.**

               (6)  (a) Charger of Investors Partner Life Insurance Company.**
                        Incorporated by reference to this file, filed on June 10, 1999.

                    (b) By-laws of Investors Partner Life Insurance Company.**
                        Incorporated by reference to this file, filed on June 10, 1999.

               (7)  Not Applicable.

               (8)  Not Applicable.

               (9)  Not Applicable.

               (10) Form of Application for Flexible Premium Variable Life
                    Insurance Policies.** Incorporated by reference to this file, filed on June 10, 1999.

2.   Not Applicable.

3. An opinion of counsel as to the legality of the securities being offered. (Included in Exhibit 1. (A) (5) above).

4.   Not Applicable.

5.   Not Applicable.

6.   Opinion and consent of actuary filed herewith.

7.   Consent of independent auditors filed herewith.

8. Memorandum describing Investors Partner's transfer, pricing and redemption procedures pursuant to Rule 6e-3(T)(b)(12)(iii).**

9.   Power of Attorney (to be filed by amendment).

10.  Not Applicable.

11.  Not Applicable. The Registrant invests only in shares of open-end Funds.

________________
*  Incorporated by reference to this file, filed on January 28, 1999.

** Incorporated by reference to this file, filed on June 10, 1999.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment to the registration statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 1st day of May, 2000.

Signature                                     Title                                   Date
---------                                     -----                                   ----
/s/ David F. D'Alessandro                Chairman of the Board                        May 1, 2000
----------------------------
    David F. D'Alessandro                (Principal Executive Officer)

/s/ Thomas E. Moloney                    Director and Chief Financial Officer         May 1, 2000
----------------------------
    Thomas E. Moloney                    (Principal Financial Officer)


Signature                   Title                           Date
---------                   -----                           ----

/s/ Barbara L. Luddy        Director and Actuary            May 1, 2000
----------------------
Barbara L. Luddy            (Principal Accounting Officer)

/s/ Robert R. Reitano       Director and                    May 1, 2000
----------------------
Robert R. Reitano           Chief Investment Officer        May 1, 2000

/s/ MaryLou Gill Fierro     Director                        May 1, 2000
-----------------------
MaryLou Gill Fierro